----------------------------------------------------------------------
                                                         ANNUAL REPORT

August 31, 1996

                Neuberger&Berman
                EQUITY TRUST -Registered Trademark-




     Neuberger&Berman
               FOCUS TRUST
     Neuberger&Berman
               GENESIS TRUST
     Neuberger&Berman
               GUARDIAN TRUST
     Neuberger&Berman
               MANHATTAN TRUST
     Neuberger&Berman
               PARTNERS TRUST

TABLE OF CONTENTS

    THE FUNDS

    CHAIRMAN'S LETTER             4

    PORTFOLIO MANAGERS'
    COMMENTARY
Focus Trust                       6
Genesis Trust                     9
Guardian Trust                   12
Manhattan Trust                  15
Partners Trust                   18

    GROWTH OF A DOLLAR
    CHARTS
      COMPARISON OF A
      $10,000 INVESTMENT
Focus Trust                      21
Genesis Trust                    22
Guardian Trust                   23
Manhattan Trust                  24
Partners Trust                   25

    FINANCIAL STATEMENTS         26

    FINANCIAL HIGHLIGHTS
      PER SHARE DATA
Focus Trust                      36
Genesis Trust                    37
Guardian Trust                   38
Manhattan Trust                  39
Partners Trust                   40

    REPORT OF
    INDEPENDENT
    ACCOUNTANTS/AUDITORS         43

    THE PORTFOLIOS

    SCHEDULE OF
    INVESTMENTS
      TOP TEN EQUITY
      HOLDINGS
Focus Portfolio                  46
Genesis Portfolio                48
Guardian Portfolio               51
Manhattan Portfolio              55
Partners Portfolio               57

    FINANCIAL STATEMENTS         62

    FINANCIAL HIGHLIGHTS         73

    REPORT OF
    INDEPENDENT
    ACCOUNTANTS/AUDITORS         76

    OTHER INFORMATION
Directory/Officers and
 Trustees                        78

CHAIRMAN'S LETTER                                                August 31, 1996

Dear Fellow Shareholder,
  When we reported to you last year, the stock market was enjoying broad gains -- across big companies and small, from one industry to another.
  Late in 1995, however, the general bullishness started to wane. Cautious investors feared a slowing economy and took flight to safety -- favoring blue-chip stocks selling at high multiples.
  Early in 1996, the fears of recession were eclipsed by fears of an overheating economy. In February, the government reported much higher-than-expected growth in employment. This created uncertainty in the markets, renewing speculation of future interest rate hikes. In this volatile context, Wall Street sentiment shifted toward fast-growing smaller companies.
  Not for long, though. In July, when a number of high-tech companies reported lower-than-expected quarterly earnings, the market got battered badly. Scores of issues hit lows for the year, and the terrific gains earned just months earlier were erased.
  Fortunately, calm was restored in August. Economic reports indicated that earlier anxieties about inflation were unwarranted, and as we are writing to you today, the market appears to be reaching new highs once again.
  In the following letters, our portfolio managers will explain why they have outperformed or underperformed the market indices. In broad strokes, here is the key explanation:

  / / In the last quarter of 1995, Wall Street favored high-multiple blue chips -- stocks that few of our primarily value-oriented equity fund managers hold. This underweighting adversely affected some of our funds' performance.

  Despite these temporary setbacks, we remain committed to our primarily value-oriented investment approach. It's a strategy that has produced consistent long-term results for almost half a century (though, of course, past performance is no guarantee of future results).
  In fact, it's heartening to us that even with the current volatility, investor interest in our funds has continued to grow. On August 31,

1995, our equity and income shareholders had entrusted us with $10.7 billion. Only a year later, that amount has grown to $13.2 billion -- a 23.4% jump and one of the biggest increases in our history.
  We remain confident in the long-term performance of our mutual funds and thank you for your continued support.

Sincerely,

/s/ Stanley Egener

Stanley Egener
Chairman of the Board
Neuberger&Berman Equity Trust

PORTFOLIO MANAGERS' COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Focus Trust

   OBJECTIVE AND STRATEGY
   Seeks long-term capital appreciation by investing principally in common stocks selected from 13 leading sectors of the economy believed to offer the greatest potential for capital growth.

Dear Fellow Shareholder,
  For the fiscal year ended August 31, 1996, Focus' net asset value increased 3.62%. After the sharp gains of last year, the increases in both the overall stock market and the Trust have moderated somewhat this year. This is not unusual.
  Focus' performance in fiscal 1996 did not match that of the benchmark we measure ourselves against, the Standard & Poor's "500".* (See page 21 for a comparison of a $10,000 investment and average annual returns as of August 31,
1996). This was due to two basic factors. In the first place, over the last 9 to 12 months, investors have grown increasingly nervous about exposing themselves to an uncertain economy. Earnings disappointments in individual companies have been met with instant and significant price declines, and with the economy perceived to be in a decelerating trend, investors have sought protection against this by buying those stocks thought to be immune to any economic slowdown. Therefore, the stocks of companies in such industries as pharmaceuticals, soft drinks, food and household products have done relatively better than the market overall. Because of their valuations, these names are unattractive to value investors such as ourselves. These stocks have accounted for a disproportionate amount of the increase in the S&P, and not owning them has been detrimental to our relative performance.
  The other factor was the underperformance of two of our larger sectors: technology and health care. In each case the primary culprit has been earnings disappointments; but in both industries we think the reaction has been both overdone in terms of stock price declines and

----------------------------------------------------------------------
          Focus Trust (Cont'd)

overdramatized in terms of its implications. We believe technology will be an ever-increasing part of the economy in the years to come and its future is extremely bright. As value managers, we do not often get a chance to buy stocks in high-growth industries at attractive P/E ratios, and when we do, we take advantage of the opportunity. Similarly, our holdings in health care, which are all HMO stocks, have been held back by some earnings shortfalls which we believe are temporary. Two facts are central to our HMO investment thesis: one, the percentage of the population enrolled in HMOs continues to increase steadily and dramatically, and two, the managements of virtually all the companies in the industry are addressing the problem of insufficient rates, which was the cause of recent earnings disappointments.
  We focus on these two areas of under performance for two reasons. First, we believe in being candid with our shareholders, and second, it is indicative of how we run the Portfolio. Our adherence to the value discipline is total, and to get above-average companies at below-average valuations means we must often buy companies when their fortunes are perceived to be diminished and their stocks are out of favor. This approach has served us well over time as evidenced by Focus' average annual return since August 31, 1991 of 16.54%, comfortably ahead of the S&P's return of 13.59% over the same five-year period.**
  Of the six sectors we are focused on at the present time, financial services remains our largest. We continue to find both individual stocks, such as CITICORP and Fannie Mae, and whole industries, such as the credit card business, that we think offer earnings prospects much superior to the market while selling at significant valuation discounts. As the three of us look at our holdings, we like what we see. Our overall valuation level is lower than that of virtually all other mutual funds, yet the earnings growth rates of our stocks are well above average. This combination has been a winning strategy in the past; we are sticking with it. Of course, past performance is no guarantee of future results.

----------------------------------------------------------------------
          Focus Trust (Cont'd)

  We appreciate your continued confidence in Neuberger&Berman Focus Trust, and we look forward to keeping you informed about your fund.

Sincerely,

     /s/ Kent Simons         /s/ Lawrence Marx III         /s/ Kevn Risen
       Kent Simons             Lawrence Marx III             Kevin Risen
                             Portfolio Co-Managers

The composition, industries and holdings of the Trust are subject to change. Focus Trust's portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

While the value-oriented approach is intended to limit risks, the portfolio - with its concentration in sectors - may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

Before November 1, 1991, the investment policies of Neuberger&Berman Focus Trust's Sister Fund required that a substantial percentage of its assets be invested in the energy field; accordingly, performance results prior to that time do not necessarily reflect the level of performance that may be expected under the fund's current policies.

* The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

** Performance before August 1993 is for Neuberger&Berman Focus Fund.

PORTFOLIO MANAGER'S COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Genesis Trust

   OBJECTIVE AND STRATEGY
   Seeks capital appreciation by investing primarily in common stocks of companies with small-market capitalizations ("small-cap").

Dear Fellow Shareholder,
  For the fiscal year ended August 31, 1996, Genesis Trust had a return of 21.44% -- comparing favorably with both the general market's unmanaged Standard & Poor's "500" Stock Index (up 18.70%) and the small-cap market's unmanaged Russell 2000 Index (up 10.82%) (see page 22 for a comparison of a $10,000 investment and average annual total returns as of August 31, 1996).*
  Over the fiscal year, the Trust registered gains across a wide variety of industry sectors. Energy stocks performed notably well as a group, following higher gas and oil prices which encouraged increased drilling activity. Oil service companies including Smith International and Oceaneering International showed strong revenue and earnings growth. Interest-rate-sensitive stocks, such as those of banks and insurance companies, were weaker as rates began to rise during 1996.
  This year's strong results demonstrate that attractive investments can still be found among less glamorous, little-known small-cap issues that do not command premium prices. Too many investors, we believe, focus only on the high-tech companies among small-cap issues and ignore opportunities that can be found in more mundane industries. Such businesses are a safer investment because the greater the growth expectations, the greater the risk of disappointment.
  Following are a few examples of stocks that demonstrate Genesis Trust's "boring is beautiful" philosophy:

  / / BMC Industries.
  BMC, the portfolio's largest holding, manufactures low-cost aperture masks that are used for color televisions and computer monitors, as well as eyewear lenses. Since 1991, reported earnings have grown at an annually compounded rate of 24%, and earnings from existing operations have grown even more, over 30% annually.

----------------------------------------------------------------------
          Genesis Trust (Cont'd)

  We are pleased that a shift in demand to larger aperture masks and to polycarbonate lenses -- both of which have superior profit margins -- is spurring rapid earnings growth. Expanded capacity for aperture masks is also benefiting cash flow.
  Thanks to enlarged capacity and a more profitable product mix, we believe earnings for BMC Industries show promise over the next two years. Investors have increasingly recognized the company's growth potential, and BMC's stock price has appreciated in value.

  / / Texas Industries.
  One of the lowest-cost producers of cement and steel, as well as a major manufacturer of aggregates and related building materials, Texas Industries
(TXI) is benefiting from strong demand and tight supply conditions in its main business lines.
  TXI is using its healthy cash flow to reduce its debt, buy back its stock, and consider making possible acquisitions. TXI's balance sheet has improved substantially from several years ago and currently shows a modest 31% debt-to-capitalization ratio. Return on equity has risen above 18%, and it is our belief that it will continue to go up.

  / / DH Technology.
  DH Technology designs and manufactures transaction printers, bar-code printers, and other equipment. It has successfully introduced new products since 1995, and the new sales have helped quarterly revenues and earnings to grow over 20%. We believe these gains should continue, with improving margins.
  We are pleased with the company's excellent balance sheet showing that DH Technology has no debt. The company expects to have approximately $35 million in cash at the end of this quarter. Currently, the company is considering its excess cash flow to make possible acquisitions.

----------------------------------------------------------------------
          Genesis Trust (Cont'd)

  These are just a few examples of the little-known companies that have performed strongly over the past fiscal year. We will continue in our search for further "undiscovered gems" in the future, and we look forward to keeping you informed about the fund.

Sincerely,

/s/ Judith Vale

Judith Vale
Portfolio Manager

The risk involved in seeking capital appreciation from investments principally in companies with small market capitalization are set forth in the prospectus.

The composition, industries and holdings of the Trust are subject to change. Genesis Trust's portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

* The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity; the Russell 2000 Index is an unmanaged index generally considered to be representative of small-cap stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described indices.

PORTFOLIO MANAGERS' COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Guardian Trust

   OBJECTIVE AND STRATEGY
   Seeks long-term capital appreciation and, secondarily, current income. It invests primarily in long-established, high-quality companies, considering factors such as low price-to-earnings ratios, strong balance sheets, and consistent earnings.

Dear Fellow Shareholder,
  After the unusually high returns of 1995, some diminution in 1996 in both the overall stock market and in the Trust is not out of the ordinary. On the other hand, it has been frustrating to us to have the Trust's performance lag that of our traditional benchmark, the Standard & Poor's "500" (S&P).* Guardian's return for the fiscal year was 5.19% versus 18.70% for the S&P "500". (See page 23 for a comparison of a $10,000 investment and average annual total returns as of August 31, 1996).
  There were two primary reasons for this. Firstly, we did not own the large capitalization consumer non-durable stocks that accounted for a significant part of the S&P "500's" advance. These stocks, such as Coca-Cola, Gillette and Johnson & Johnson, have been aggressively sought by investors seeking to isolate themselves from any earnings disappointments that a slowdown in the economy might bring. In the process, these issues have been bid up to levels that we find unattractive, and therefore -- while we have owned many of these stocks in the past -- we own virtually none now.
  Secondly, two of our larger areas  of emphasis -- technology and managed  care
(HMOs) -- were out of favor for much of the fiscal year. Both sectors were hurt by earnings disappointments in several companies which investors extrapolated to all companies in the business and, moreover, assumed to be long lasting. As a result, the price declines in these sectors hampered our overall performance, but at the same time caused the stocks to reach valuation measures which we found compelling. Therefore we have gradually increased our holdings in these areas throughout the year. We think that technology will be an increasing force in the economy for many years to come and will experience

----------------------------------------------------------------------
          Guardian Trust (Cont'd)
above-average growth as a result. As value managers, we do not often get the chance to buy companies in high-growth industries at below-average P/E ratios, but when we do, we take advantage of the opportunity. Similarly, in the HMO industry, overly aggressive pricing by some companies last year caused earnings disappointments this year, which some investors assumed to be more lasting than we do. The percentage of the population enrolled in HMOs has been increasing rapidly for many years and shows no sign of abating, and we believe that this remains a high-growth industry. Therefore, as in the case of technology, when presented with the opportunity to buy above-average earnings prospects at below-average P/E ratios, we took advantage of it.
  Since its inception, Guardian has been managed using the value investing approach. In order to buy companies with above-average earnings prospects at below-average P/E ratios, we are often seeking either companies or industries that are out of favor with most investors. This is the case in the examples cited above. While this can be a wearing experience for your fund managers, over the life of the Trust's Sister Fund (Neuberger&Berman Guardian Fund), it has been a rewarding experience for its shareholders. Since its inception (June 1, 1950), the Fund's average annual return of 12.92% has exceeded that of the S&P's 12.31%. Given that our approach has worked for over forty years, we are inclined to stick with it. Of course, past peformance is no guarantee of future results.
  As of this writing, our valuation level (as measured by the overall price-earnings ratio) is lower than that of over 95% of all equity mutual funds in the U.S. At the same time, the return on equity and earnings growth rate of the holdings are above average. This combination of low valuations and high returns is what has produced our superior long-term results. As the three of us look at our holdings today, we like what we see, and we believe the strategy will be successful.

----------------------------------------------------------------------
          Guardian Trust (Cont'd)

  We appreciate your continued confidence in Neuberger&Berman Guardian Trust, and we look forward to keeping you informed about your fund.

Sincerely,

     /s/ Kent Simons         /s/ Lawrence Marx III         /s/ Kevn Risen
       Kent Simons             Lawrence Marx III             Kevin Risen
                             Portfolio Co-Managers

The composition, industries and holdings of the Trust are subject to change. Guardian Trust's portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

* The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

PORTFOLIO MANAGER'S COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Manhattan Trust

   OBJECTIVE AND STRATEGY
   This broadly diversified growth fund seeks long-term capital appreciation. Manhattan Trust follows a "growth at a reasonable price" philosophy and searches for financially sound, growing companies with a special competitive advantage that are attractively valued.

Dear Fellow Shareholder,
  Manhattan Trust ended fiscal 1995 up 25.90%, -- one of its highest returns since Neuberger&Berman Management Inc. started managing it 17 years ago.* Unfortunately, many of the factors which aided the Trust's performance in the previous year were not present in fiscal 1996. As a growth fund, Manhattan Trust has historically performed best when inflation fears are steady, bond yields fall, economic growth slows down, and corporate earnings grow. These conditions were not met in fiscal 1996. The Trust ended its year down 2.98% (see page 24 for a comparison of a $10,000 investment and average annual total returns as of August 31, 1996).
  In contrast to 1995, 1996 was a year of apprehension in the markets as investors worried about both the sensitivity of the overall market to inflationary pressures and the heightened sensitivity of individual stocks to earnings disappointments. As such, many of the large capitalization blue-chip stocks, such as food and drug names, which are viewed as resistant to these concerns, did very well. Manhattan Trust, which has sought to buy stocks trading at a discount to their earnings growth as opposed to these stocks which typically trade at a premium, did not own many of these "in favor" names.
  Also contributing to the decline was weakness in technology stocks in the fourth quarter of 1995, after considerable strengths in earlier quarters. Oversupplies of semiconductor memories from the Far East caused most high-tech stocks to tumble. Not every company in the sector, however, showed weakness -- Intel, a leading computer peripherals company, and SAP, a software company, had year-long strength.

----------------------------------------------------------------------
          Manhattan Trust (Cont'd)

  On a more positive note, Manhattan Trust benefited from strong returns in our financial services and insurance holdings (25% of assets). Morgan Stanley (investment banking) and Travelers Group (investment banking, commercial credit, retail brokerage, and insurance) registered strong gains. So, too, did our credit card holdings, First USA Inc., MBNA Corporation and Capital One Financial Corporation. Each of these has been growing credit card balances 30% per year while the traditional banks have been scaling back in the business. Outside of the financial services sector, Manhattan Trust was helped by its restaurant-chain investments and selected consumer and retail stocks, including the office products companies, Viking and Staples.
  We are in no way discouraged by the reversal for the fiscal year. As long-term investors, we expect occasional setbacks caused by changes in market conditions. They are a small price to pay for the benefits of a mutual fund specializing in common stocks with strong growth records and, in our judgment, strong prospects.
  Moreover, in a year of significant volatility, Manhattan Trust took advantage of market declines, on a selective basis, to increase positions in some existing holdings and to establish new ones. We believe that we are well-positioned as we enter fiscal 1997.
  Among the new holdings in the Fund are two UK cable stocks, International CableTel and Comcast UK. While the market has been neglecting the UK cable business, we believe it offers considerable potential at this time. Comcast UK is halfway through building the cable system in the UK. It is also offering telephone service competitive with British Telecom, the principal UK telephone service supplier. In addition, the company is beginning to offer on-line services. With a business offering three state-of-the-art services -- and operating far ahead of competition -- we think Comcast UK is positioned to generate positive cash flow later this year. We believe International CableTel is similarly well-positioned.

----------------------------------------------------------------------
          Manhattan Trust (Cont'd)

  While the fiscal year has been frustrating, we believe a long-term outlook can reward the patient investor. We appreciate your continued confidence in Manhattan Trust and look forward to keeping you informed about the fund.

Sincerely,

/s/ Mark Goldstein

Mark Goldstein
Portfolio Manager

 The composition, industries and holdings of the Trust are subject to change. Manhattan Trust's portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

*Performance before August 1993 is for Neuberger&Berman Manhattan Fund.

PORTFOLIO MANAGERS' COMMENTARY
Neuberger&Berman
----------------------------------------------------------------------
          Partners Trust

   OBJECTIVE AND STRATEGY
   Seeks capital growth through investing principally in common stocks of medium-to-large capitalization companies.

Dear Fellow Shareholder,
  Despite a more volatile market, Partners Trust advanced 13.76% in the fiscal year ended August 31, 1996 (see page 25 for a comparison of a $10,000 investment and average annual total returns as of August 31, 1996). Though less than the striking upward move of the prior fiscal year, when the fund gained 21.52%, it was a respectable result in the sometimes difficult conditions encountered as the year progressed.
  Results were helped, once again, by the financial services sector. Wells Fargo, one of our largest portfolio holdings, performed strongly due to solid earnings. Consumer non-durables (particularly food and drug stocks) also posted solid gains, although their price-to-earnings ratios were too high for us to consider making additional purchases. For the market at large, however, they were attractive to cautious investors who feared market declines and inflation.
  On the negative side, the Portfolio's technology and health-services related issues suffered declines in response to over-production and price pressures, respectively. We sold out our investment in Humana, a health care provider that got caught up in the general negativism and increased cost pressure affecting the industry.
  We continue to value companies as a business executive would, comparing a company's quoted trading price to a hypothetical off-market offer to buy the entire company. In the second quarter, this practice was positively put to the test in literal terms as several portfolio holdings were the subject of purchase offers, including Stop & Shop, Loral, and Revco (a merger later disallowed by the Justice Department).

----------------------------------------------------------------------
          Partners Trust (Cont'd)

  Following are a few examples of the companies whose stocks we bought or sold over the past fiscal year:

  / / Anheuser Busch
  We bought Anheuser Busch, America's largest brewer, because the company continues to gain market share and has enjoyed a more favorable pricing environment. This market leader is using its positive cash flow to further reduce costs and to buy back stock.

  / / Tyson Foods
  We sold our shares in this consumer foods company because it was faced with continuing run-ups in the prices of corn and soy meal, its two main raw material costs. Importing difficulties involving foreign governments, a politically sensitive area, were also a concern.

  / / Harley-Davidson
  We bought Harley-Davidson when the company had problems with its recreational vehicles unit. While this affected Harley-Davidson's stock price significantly, its dominant business, motorcycles, continued to be very profitable. In an owner-oriented move, the company initiated a stock buy-back. With the recreational vehicle business sold in 1996 (and the main business holding a full order book and waiting list), Harley-Davidson's stock price appreciated strongly. We no longer believed the stock to be undervalued and therefore sold our position.

----------------------------------------------------------------------
          Partners Trust (Cont'd)

  We appreciate your continued confidence in Neuberger&Berman Partners Trust, and we look forward to keeping you informed about your fund.

Sincerely,

      /s/ Michael Kassen             /s/ Robert Gendelman
        Michael Kassen                 Robert Gendelman
                    Portfolio Co-Managers

The composition, industries and holdings of the Trust are subject to change. Partners Trust's portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the portfolio's total assets.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1996

----------------------------------------------------------------------

          Focus Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return*
                                      Focus   S&P "500"
1 Year                               +3.62%    +18.70%
5 Year                              +16.54%    +13.59%
10 Year                             +13.71%    +13.35%
                                Focus Trust   S&P "500"
1986                                $10,000    $10,000
1987                                $13,206    $13,464
1988                                $11,213    $11,043
1989                                $15,065    $15,373
1990                                $14,504    $14,585
1991                                $16,818    $18,522
1992                                $18,804    $19,992
1993                                $24,107    $23,029
1994                                $27,380    $24,298
1995                                $34,892    $29,503
1996                                $36,156    $35,019

   The performance information for Neuberger&Berman Focus Trust is as of August 31, 1996. Neuberger&Berman Focus Trust started operating on August 30, 1993. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Focus Fund ("Sister Fund"), which is also managed by Neuberger&Berman Management Inc. The performance information shown in the above chart for the period before August 30, 1993, is for the Sister Fund. Neuberger&Berman Management Inc. voluntarily bears certain operating expenses of the Trust so that its expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Trust's average daily net assets per annum, until December 31, 1996, and thereafter subject to at least 60 days' prior written notice. Absent such arrangement, the average annual total returns of the Trust would have been less. The total returns for periods prior to the Trust's commencement of operations would have been lower had they reflected the higher expense ratios of the Trust as compared to those of Neuberger&Berman Focus Fund.
   The Trust's name prior to January 1, 1995 was Neuberger&Berman Selected Sectors Trust. Prior to November 1, 1991, the investment policies of the Sister Fund required that a substantial percentage of its assets be invested in the energy field; accordingly, performance results prior to that time do not necessarily reflect the level of performance that may be expected under the Trust's current investment policies. While the Trust's value-oriented approach is intended to limit risks, the Portfolio, with its concentration in sectors, may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

*"Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1996

----------------------------------------------------------------------

          Genesis Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return*
                                      Genesis  Russell 2000
1 Year                                +21.44%       +10.82%
5 Year                                +14.83%       +15.05%
Life of Fund                          +13.69%       +12.64%
                                Genesis Trust  Russell 2000
9/27/88                               $10,000       $10,000
1989                                  $13,045       $12,113
1990                                  $10,236        $9,714
1991                                  $13,856       $12,749
1992                                  $14,562       $13,680
1993                                  $18,072       $18,130
1994                                  $19,061       $19,193
1995                                  $22,780       $23,191
1996                                  $27,664       $25,701

   The performance information for Neuberger&Berman Genesis Trust is as of August 31, 1996. Neuberger&Berman Genesis Trust started operating on August 26, 1993. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Genesis Fund ("Sister Fund"), which is also managed by Neuberger&Berman Management Inc. The performance information shown in the above chart for the period before August 26, 1993, is for the Sister Fund which commenced operations on September 27, 1988. Neuberger&Berman Management Inc. voluntarily bears certain operating expenses of the Trust so that its expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Trust's average daily net assets per annum, until December 31, 1996, and thereafter subject to at least 60 days' prior written notice. Effective May 1, 1995, Neuberger&Berman Management Inc. has voluntarily agreed to waive a portion of the management fee borne directly by Neuberger&Berman Genesis Portfolio and indirectly by Neuberger&Berman Genesis Trust to reduce that fee by 0.10% of the Portfolio's average daily net assets per annum. Absent such arrangements, the average annual total returns would have been less. The total returns for periods prior to the Trust's commencement of operations would have been lower had they reflected the higher expense ratios of the Trust as compared to those of Neuberger&Berman Genesis Fund.

*"Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

The Russell 2000 Index is an unmanaged index generally considered to be representative of the 2,000 issuers having the smallest capitalization in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $13 million. The risks involved in seeking capital appreciation from investments principally in companies with small market capitalization are set forth in the prospectus. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger&Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1996

----------------------------------------------------------------------

          Guardian Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return*
                                      Guardian   S&P "500"
1 Year                                  +5.19%    +18.70%
5 Year                                 +15.07%    +13.59%
10 Year                                +13.31%    +13.35%
                                Guardian Trust   S&P "500"
1986                                   $10,000    $10,000
1987                                   $12,667    $13,464
1988                                   $11,313    $11,043
1989                                   $15,148    $15,373
1990                                   $13,255    $14,585
1991                                   $17,296    $18,522
1992                                   $19,698    $19,992
1993                                   $24,197    $23,029
1994                                   $26,755    $24,298
1995                                   $33,180    $29,503
1996                                   $34,902    $35,019

   The performance information for Neuberger&Berman Guardian Trust is as of August 31, 1996. Neuberger&Berman Guardian Trust started operating on August 3, 1993. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Guardian Fund ("Sister Fund"), which is also managed by Neuberger&Berman Management Inc. The performance information shown in the above chart for the period before August 3, 1993, is for the Sister Fund. Neuberger&Berman Management Inc. voluntarily bears certain operating expenses of the Trust so that its expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Trust's average daily net assets per annum, until December 31, 1996, and thereafter subject to at least 60 days' prior written notice. Absent such arrangement, the average annual total returns of the Trust would have been less. The total returns for periods prior to the Trust's commencement of operations would have been lower had they reflected the higher expense ratios of the Trust as compared to those of Neuberger&Berman Guardian Fund.

*"Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger& Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1996

----------------------------------------------------------------------

          Manhattan Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return*
                                      Manhattan   S&P "500"
1 Year                                   -2.98%    +18.70%
5 Year                                  +11.12%    +13.59%
10 Year                                 +11.12%    +13.35%
                                Manhattan Trust   S&P "500"
1986                                    $10,000    $10,000
1987                                    $13,435    $13,464
1988                                    $10,776    $11,043
1989                                    $15,347    $15,373
1990                                    $13,434    $14,585
1991                                    $16,949    $18,522
1992                                    $17,753    $19,992
1993                                    $22,668    $23,029
1994                                    $23,506    $24,298
1995                                    $29,595    $29,503
1996                                    $28,713    $35,019

   The performance information for Neuberger&Berman Manhattan Trust is as of August 31, 1996. Neuberger&Berman Manhattan Trust started operating on August 30, 1993. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger& Berman Manhattan Fund ("Sister Fund"), which is also managed by Neuberger&Berman Management Inc. The performance information shown in the above chart for the period before August 30, 1993, is for the Sister Fund. Neuberger&Berman Management Inc. voluntarily bears certain operating expenses of the Trust so that its expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Trust's average daily net assets per annum, until December 31, 1996, and thereafter subject to at least 60 days' prior written notice. Absent such arrangement, the average annual total returns of the Trust would have been less. The total returns for periods prior to the Trust's commencement of operations would have been lower had they reflected the higher expense ratios of the Trust as compared to those of Neuberger&Berman Manhattan Fund.

*"Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger& Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

COMPARISON OF A $10,000 INVESTMENT
Neuberger&Berman                                                 August 31, 1996

----------------------------------------------------------------------

          Partners Trust

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Average Annual Total Return*
                                     Partners   S&P "500"
1 Year                                +13.76%    +18.70%
5 Year                                +15.21%    +13.59%
10 Year                               +12.59%    +13.35%
                               Partners Trust   S&P "500"
1986                                  $10,000    $10,000
1987                                  $12,618    $13,464
1988                                  $11,130    $11,043
1989                                  $14,656    $15,373
1990                                  $13,657    $14,585
1991                                  $16,119    $18,522
1992                                  $17,489    $19,992
1993                                  $22,413    $23,029
1994                                  $23,670    $24,298
1995                                  $28,763    $29,503
1996                                  $32,721    $35,019

   The performance information for Neuberger&Berman Partners Trust is as of August 31, 1996. Neuberger&Berman Partners Trust started operating on August 30, 1993. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger&Berman Partners Fund ("Sister Fund"), which is also managed by Neuberger&Berman Management Inc. The performance information shown in the above chart for the period before August 30, 1993, is for the Sister Fund. Neuberger&Berman Management Inc. voluntarily bears certain operating expenses of the Trust so that its expense ratio per annum will not exceed the expense ratio per annum of its Sister Fund by more than 0.10% of the Trust's average daily net assets per annum, until December 31, 1996, and thereafter subject to at least 60 days' prior written notice. Absent such arrangement, the average annual total returns of the Trust would have been less. The total returns for periods prior to the Trust's commencement of operations would have been lower had they reflected the higher expense ratios of the Trust as compared to those of Neuberger&Berman Partners Fund.

*"Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Trust and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger& Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

STATEMENTS OF ASSETS AND LIABILITIES
Neuberger&Berman
----------------------------------------------------------------------
          Equity Trust

                                                        FOCUS         GENESIS
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                TRUST          TRUST
                                                    ----------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $      54,165  $     65,186
      Deferred organization costs (Note A)                     19            19
      Receivable for Trust shares sold                      1,519            96
                                                    ----------------------------
                                                           55,703        65,301
                                                    ----------------------------
LIABILITIES
      Payable for Trust shares redeemed                        48             8
      Payable to administrator -- net (Note B)                  9            25
      Accrued expenses                                         33            32
                                                    ----------------------------
                                                               90            65
                                                    ----------------------------
NET ASSETS at value                                 $      55,613  $     65,236
                                                    ----------------------------

NET ASSETS consist of:
      Par value                                     $           4  $          4
      Paid-in capital in excess of par value               53,518        52,922
      Accumulated undistributed net investment
        income                                                203            --
      Accumulated net realized gains (losses) on
        investment                                           (213)          764
      Net unrealized appreciation in value of
        investment                                          2,101        11,546
                                                    ----------------------------
NET ASSETS at value                                 $      55,613  $     65,236
                                                    ----------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                         3,750         4,353
                                                    ----------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                    $14.83        $14.99
                                                    ----------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                 August 31, 1996
----------------------------------------------------------------------
          Equity Trust

                                                      GUARDIAN       MANHATTAN      PARTNERS
                                                        TRUST          TRUST          TRUST
                                                    -------------------------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $  1,334,613   $    50,212    $    128,513
      Deferred organization costs (Note A)                    19            19              19
      Receivable for Trust shares sold                     6,653            35             173
                                                    -------------------------------------------
                                                       1,341,285        50,266         128,705
                                                    -------------------------------------------
LIABILITIES
      Payable for Trust shares redeemed                      544         2,023             194
      Payable to administrator -- net (Note B)               515             9              29
      Accrued expenses                                       138            36              31
                                                    -------------------------------------------
                                                           1,197         2,068             254
                                                    -------------------------------------------
NET ASSETS at value                                 $  1,340,088   $    48,198    $    128,451
                                                    -------------------------------------------

NET ASSETS consist of:
      Par value                                     $         94   $         4    $         10
      Paid-in capital in excess of par value           1,215,760        44,009         113,830
      Accumulated undistributed net investment
        income                                             3,980            --             603
      Accumulated net realized gains (losses) on
        investment                                        21,966         1,635           6,282
      Net unrealized appreciation in value of
        investment                                        98,288         2,550           7,726
                                                    -------------------------------------------
NET ASSETS at value                                 $  1,340,088   $    48,198    $    128,451
                                                    -------------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                       94,130         3,956           9,592
                                                    -------------------------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                   $14.24        $12.18          $13.39
                                                    -------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Neuberger&Berman
----------------------------------------------------------------------
          Equity Trust

                                                       FOCUS         GENESIS
(000'S OMITTED)                                        TRUST          TRUST
                                                    ---------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $       588    $       434
                                                    ---------------------------
    Expenses:
      Administration fee (Note B)                           145            156
      Amortization of deferred organization and
        initial offering expenses (Note A)                   10             10
      Auditing fees                                           5              5
      Custodian fees                                         10             10
      Legal fees                                             12             13
      Registration and filing fees                           35             33
      Shareholder reports                                    28             26
      Shareholder servicing agent fees                       20             18
      Trustees' fees and expenses                             1              1
      Miscellaneous                                           1              1
      Expenses from corresponding Portfolio (Notes
        A & B)                                              196            331
                                                    ---------------------------
        Total expenses                                      463            604
      Deduct -- expenses reimbursed by
        administrator (Note B)                             (105)           (66)
                                                    ---------------------------
        Total net expenses                                  358            538
                                                    ---------------------------
        Net investment income (loss)                        230           (104)
                                                    ---------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment
      securities                                           (306)         1,183
    Net realized loss on option contracts written            (7)            --
    Change in net unrealized appreciation of
      investment securities and option contracts
      written                                               488          6,518
                                                    ---------------------------
        Net gain (loss) on investments from
          corresponding Portfolio (Note A)                  175          7,701
                                                    ---------------------------
        Net increase (decrease) in net assets
          resulting from operations                 $       405    $     7,597
                                                    ---------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                              For the Year Ended August 31, 1996
----------------------------------------------------------------------
          Equity Trust

                                                      GUARDIAN        MANHATTAN         PARTNERS
                                                       TRUST            TRUST             TRUST
                                                    -----------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $    22,818      $         315    $      1,530
                                                    -----------------------------------------------
    Expenses:
      Administration fee (Note B)                         4,185                181             344
      Amortization of deferred organization and
        initial offering expenses (Note A)                    9                 10              10
      Auditing fees                                           5                 11               5
      Custodian fees                                         10                 10              10
      Legal fees                                             23                 12              12
      Registration and filing fees                          364                 33              43
      Shareholder reports                                   155                 26              30
      Shareholder servicing agent fees                       34                 19              21
      Trustees' fees and expenses                            13                  1               1
      Miscellaneous                                           4                  1               1
      Expenses from corresponding Portfolio (Notes
        A & B)                                            4,852                262             436
                                                    -----------------------------------------------
        Total expenses                                    9,654                566             913
      Deduct -- expenses reimbursed by
        administrator (Note B)                              (69)               (79)           (109)
                                                    -----------------------------------------------
        Total net expenses                                9,585                487             804
                                                    -----------------------------------------------
        Net investment income (loss)                     13,233               (172)            726
                                                    -----------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment
      securities                                         25,018              1,705           7,827
    Net realized loss on option contracts written          (986)                --              --
    Change in net unrealized appreciation of
      investment securities and option contracts
      written                                             8,398             (3,356)            212
                                                    -----------------------------------------------
        Net gain (loss) on investments from
          corresponding Portfolio (Note A)               32,430             (1,651)          8,039
                                                    -----------------------------------------------
        Net increase (decrease) in net assets
          resulting from operations                 $    45,663      $      (1,823)   $      8,765
                                                    -----------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
Neuberger&Berman
----------------------------------------------------------------------
          Equity Trust

                                                 FOCUS TRUST                GENESIS TRUST
                                                     Year                        Year
                                                    Ended                       Ended
                                                  August 31,                  August 31,
(000'S OMITTED)                               1996          1995          1996          1995
                                          ------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $        230  $         32  $       (104) $        (52)
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                          (313)          111         1,183           482
    Change in net unrealized
      appreciation of investments from
      corresponding Portfolio (Note A)             488         1,542         6,518         4,936
                                          ------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations             405         1,685         7,597         5,366
                                          ------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                          (33)          (11)           --            --
    Net realized gain on investments              (133)           --          (822)          (11)
                                          ------------------------------------------------------
    Total distributions to shareholders           (166)          (11)         (822)          (11)
                                          ------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                   59,911        13,612        30,213        23,213
    Proceeds from reinvestment of
      dividends and distributions                  161            11           822            11
    Payments for shares redeemed               (19,169)       (2,413)       (3,211)       (1,029)
                                          ------------------------------------------------------
    Net increase from Trust share
      transactions                              40,903        11,210        27,824        22,195
                                          ------------------------------------------------------
NET INCREASE IN NET ASSETS                      41,142        12,884        34,599        27,550
NET ASSETS:
    Beginning of year                           14,471         1,587        30,637         3,087
                                          ------------------------------------------------------
    End of year                           $     55,613  $     14,471  $     65,236  $     30,637
                                          ------------------------------------------------------
    Accumulated undistributed net
      investment income
      at end of year                      $        203  $         25  $         --  $         --
                                          ------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                         4,038         1,054         2,095         2,223
    Issued on reinvestment of dividends
      and distributions                             11             1            64             1
    Redeemed                                    (1,303)         (191)         (227)          (94)
                                          ------------------------------------------------------
    Net increase in shares outstanding           2,746           864         1,932         2,130
                                          ------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Trust

                                                GUARDIAN TRUST             MANHATTAN TRUST              PARTNERS TRUST
                                                     Year                        Year                        Year
                                                    Ended                       Ended                       Ended
                                                  August 31,                  August 31,                  August 31,
                                              1996          1995          1996          1995          1996          1995
                                          ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $     13,233  $      3,810  $       (172) $         (6) $        726  $        265
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                        24,032         5,025         1,705           977         7,827         3,113
    Change in net unrealized
      appreciation of investments from
      corresponding Portfolio (Note A)           8,398        88,893        (3,356)        5,693           212         7,316
                                          ----------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations          45,663        97,728        (1,823)        6,664         8,765        10,694
                                          ----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                       (9,999)       (2,568)           --           (17)         (364)          (32)
    Net realized gain on investments           (10,557)           --        (1,370)          (69)       (4,629)         (130)
                                          ----------------------------------------------------------------------------------
    Total distributions to shareholders        (20,556)       (2,568)       (1,370)          (86)       (4,993)         (162)
                                          ----------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                  854,807       628,123        24,466        24,099        75,478        52,448
    Proceeds from reinvestment of
      dividends and distributions               20,520         2,565         1,370            86         4,893           153
    Payments for shares redeemed              (243,412)     (118,547)      (10,026)       (7,260)      (17,026)       (6,512)
                                          ----------------------------------------------------------------------------------
    Net increase from Trust share
      transactions                             631,915       512,141        15,810        16,925        63,345        46,089
                                          ----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                     657,022       607,301        12,617        23,503        67,117        56,621
NET ASSETS:
    Beginning of year                          683,066        75,765        35,581        12,078        61,334         4,713
                                          ----------------------------------------------------------------------------------
    End of year                           $  1,340,088  $    683,066  $     48,198  $     35,581  $    128,451  $     61,334
                                          ----------------------------------------------------------------------------------
    Accumulated undistributed net
      investment income
      at end of year                      $      3,980  $      1,392  $         --  $         --  $        603  $        241
                                          ----------------------------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                        60,492        52,405         1,900         2,196         5,647         4,960
    Issued on reinvestment of dividends
      and distributions                          1,469           213           110             9           394            15
    Redeemed                                   (17,232)       (9,940)         (792)         (632)       (1,287)         (584)
                                          ----------------------------------------------------------------------------------
    Net increase in shares outstanding          44,729        42,678         1,218         1,573         4,754         4,391
                                          ----------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

NOTES TO FINANCIAL STATEMENTS
Neuberger&Berman                                                 August 31, 1996

----------------------------------------------------------------------

          Equity Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

1) GENERAL: Neuberger&Berman Focus Trust ("Focus," formerly Neuberger& Berman Selected Sectors Trust), Neuberger&Berman Genesis Trust ("Genesis"), Neuberger&Berman Guardian Trust ("Guardian"), Neuberger&Berman Manhattan Trust ("Manhattan"), and Neuberger&Berman Partners Trust ("Partners") (collectively, the "Funds") are separate operating series of Neuberger&Berman Equity Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 6, 1993. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust changed the name of Neuberger&Berman Selected Sectors Trust to Neuberger&Berman Focus Trust, effective January 1, 1995. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

       The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

      Each Fund seeks to achieve its investment objective by investing all of its net investable assets in its corresponding Portfolio of Equity Managers Trust (the "Portfolio") having the same investment objective and policies as the Fund. The value of each Fund's investment in its corresponding Portfolio reflects that Fund's proportionate interest in the net assets of that Portfolio (4.83%, 25.08%, 21.41%, 8.85%, and 6.43%, for Focus, Genesis,
   Guardian, Manhattan, and Partners, respectively, at August 31, 1996). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.

2) PORTFOLIO VALUATION: Each Fund records its investment in its corresponding Portfolio at value. Investment securities held by each Portfolio of Equity Managers Trust are valued by Equity Managers Trust as indicated in the notes following the Portfolios' Schedule of Investments.

3) FEDERAL INCOME TAXES: Each series of the Trust is treated as a separate entity for Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, Federal income taxes. Accordingly, each Fund paid no Federal income taxes and no provision for Federal income taxes was required.

4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of Portfolio expenses, daily on its investment in its corresponding Portfolio. Dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian generally distributes substantially all of its net investment income at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($169,636 expiring in 2004, for Focus, determined as of August 31, 1996), it is the policy of each Fund not to distribute such gains.

      Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.
   Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

5) ORGANIZATION EXPENSES: Expenses incurred by each Fund in connection with its organization are being amortized by each Fund on a straight-line basis over a five-year period. At August 31, 1996, the unamortized balance of such expenses amounted to $19,454, $19,346, $18,708, $19,453, and $19,455, for
   Focus, Genesis, Guardian, Manhattan, and Partners, respectively.

6) EXPENSE ALLOCATION: Each Fund bears all costs of its operations. Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of such Funds, except where a more appropriate allocation of expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.

7) OTHER: All net investment income and realized and unrealized capital gains and losses of each Portfolio are allocated pro rata among its respective Funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER
       TRANSACTIONS WITH AFFILIATES:

   Each Fund retains Neuberger&Berman Management Incorporated ("Management") as its administrator under an Administration Agreement ("Agreement") dated as of August 3, 1993. Pursuant to this Agreement each Fund pays Management an administration fee at the annual rate of .40% of that Fund's average daily net assets and indirectly pays for investment management services through its investment in its corresponding Portfolio (see Note B of Notes to Financial Statements of the Portfolios). The Agreement provides that, if with respect to any fiscal year of each Fund, its total operating expenses plus its pro rata portion of its corresponding Portfolio's operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") exceed the most restrictive of the expense limitations imposed by securities laws of the states in which such Fund's shares are qualified for sale, the administration fees for that fiscal year will be reduced by the amount of such excess, provided that Management has no obligation to reimburse the Fund for any such expenses that exceed the administration fee. The most restrictive expense limitation to which each Fund is currently subject is 2 1/2% of the first $30 million of average daily net assets, 2% of the next $70 million of average daily net assets, and 1 1/2% of any additional average daily net assets. No reduction in the administration fee as a result of the state expense limitation was required for the year ended August 31, 1996.

   In addition, Management has voluntarily undertaken until December 31, 1996 (and thereafter subject to termination upon 60 days' prior written notice), to reimburse each Fund for its Operating Expenses which, in the aggregate, exceed by more than .10% the expense ratio per annum of a certain other mutual fund ("Sister Fund") which also invests in the same Portfolio. Prior to January 1, 1995, Management voluntarily reimbursed each Fund for its Operating Expenses which exceeded the expense ratio of that Sister Fund. For the year ended August 31, 1996, expenses (net of reimbursement) incurred by each Fund amounted to
 .99%, 1.38%, .92%, 1.08%, and .94%, of average daily net assets on an annualized basis for Focus, Genesis, Guardian, Manhattan, and Partners, respectively.

   All of the capital stock of Management is owned by individuals who are also general partners of Neuberger&Berman, L.P. ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Several individuals who are officers and/or trustees of the Trust are also partners of Neuberger and/or officers and/or directors of Management.

   Each Fund also has a distribution agreement with Management, which receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each Fund.

   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations, under the caption Expenses from corresponding Portfolio, is less than .01% of each Fund's average daily net assets.

NOTE C -- INVESTMENT TRANSACTIONS:

   During the year ended August 31, 1996, additions and reductions in each Fund's investment in its corresponding Portfolio were as follows:

                                     ADDITIONS      REDUCTIONS
----------------------------------------------------------------
FOCUS                              $  49,100,489   $  9,928,621

GENESIS                               28,680,109      1,923,079

GUARDIAN                             638,027,577     33,379,976

MANHATTAN                             20,426,563      4,109,572

PARTNERS                              62,935,965      4,801,711

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Focus Trust(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                Period from
                                                                                                August 30,
                                                                                                1993(2) to
                                                              Year Ended August 31,             August 31,
                                                        1996          1995          1994           1993
                                                       ----------------------------------------------------
Net Asset Value, Beginning of Year                     $ 14.41      $  11.36      $  10.03      $ 10.00
                                                       ----------------------------------------------------
Income From Investment Operations
    Net Investment Income                                  .06           .05           .05           --
    Net Gains or Losses on Securities (both
     realized and unrealized)                              .46          3.05          1.31          .03
                                                       ----------------------------------------------------
      Total From Investment Operations                     .52          3.10          1.36          .03
                                                       ----------------------------------------------------
Less Distributions
    Dividends (from net investment income)                (.02)         (.05)         (.02)          --
    Distributions (from capital gains)                    (.08)           --          (.01)          --
                                                       ----------------------------------------------------
      Total Distributions                                 (.10)         (.05)         (.03)          --
                                                       ----------------------------------------------------
Net Asset Value, End of Year                           $ 14.83      $  14.41      $  11.36      $ 10.03
                                                       ----------------------------------------------------
Total Return+                                            +3.62%       +27.44%       +13.58%       +0.30%(3)
                                                       ----------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)              $  55.6      $   14.5      $    1.6      $    --
                                                       ----------------------------------------------------
    Ratio of Expenses to Average Net Assets(4)             .99%          .96%          .85%         .92%(5)
                                                       ----------------------------------------------------
    Ratio of Net Investment Income to Average Net
     Assets(4)                                             .63%          .67%          .92%         .05%(5)
                                                       ----------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Genesis Trust
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                             Period from
                                                                                              August 26,
                                                                                               1993(2)
                                                           Year Ended August 31,            to August 31,
                                                       1996        1995         1994             1993
                                                     ------------------------------------------------------
Net Asset Value, Beginning of Year                   $  12.65    $   10.59    $   10.05         $ 10.00
                                                     ------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                         (.02)        (.01)        (.01)             --
    Net Gains or Losses on Securities (both
     realized and unrealized)                            2.68         2.08          .56             .05
                                                     ------------------------------------------------------
      Total From Investment Operations                   2.66         2.07          .55             .05
                                                     ------------------------------------------------------
Less Distributions
    Distributions (from capital gains)                   (.32)        (.01)        (.01)             --
                                                     ------------------------------------------------------
Net Asset Value, End of Year                         $  14.99    $   12.65    $   10.59         $ 10.05
                                                     ------------------------------------------------------
Total Return+                                          +21.44%      +19.51%       +5.47%          +0.50%(3)
                                                     ------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)            $   65.2    $    30.6    $     3.1         $    --
                                                     ------------------------------------------------------
    Ratio of Expenses to Average Net Assets(4)           1.38%        1.42%        1.36%           1.51%(5)
                                                     ------------------------------------------------------
    Ratio of Net Investment Income (Loss) to
     Average Net Assets(4)                               (.27%)       (.24%)       (.21%)          (.44%)(5)
                                                     ------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Guardian Trust
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                          Period from
                                                                                           August 3,
                                                                                            1993(2)
                                                          Year Ended August 31,          to August 31,
                                                       1996        1995        1994           1993
                                                     --------------------------------------------------
Net Asset Value, Beginning of Year                   $  13.83    $   11.27    $ 10.27       $ 10.00
                                                     --------------------------------------------------
Income From Investment Operations
    Net Investment Income                                 .16          .13        .09            --
    Net Gains or Losses on Securities (both
     realized and unrealized)                             .55         2.55        .99           .27
                                                     --------------------------------------------------
      Total From Investment Operations                    .71         2.68       1.08           .27
                                                     --------------------------------------------------
Less Distributions
    Dividends (from net investment income)               (.14)        (.12)      (.07)           --
    Distributions (from capital gains)                   (.16)          --       (.01)           --
                                                     --------------------------------------------------
      Total Distributions                                (.30)        (.12)      (.08)           --
                                                     --------------------------------------------------
Net Asset Value, End of Year                         $  14.24    $   13.83    $ 11.27       $ 10.27
                                                     --------------------------------------------------
Total Return+                                           +5.19%      +24.01%    +10.57%        +2.70%(3)
                                                     --------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)            $1,340.1    $   683.1    $  75.8       $    --
                                                     --------------------------------------------------
    Ratio of Expenses to Average Net Assets(4)            .92%         .90%       .80%          .81%(5)
                                                     --------------------------------------------------
    Ratio of Net Investment Income to Average Net
     Assets(4)                                           1.26%        1.35%      1.50%         1.00%(5)
                                                     --------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Manhattan Trust
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                          Period from
                                                                                           August 30,
                                                                                            1993(2)
                                                          Year Ended August 31,          to August 31,
                                                       1996        1995        1994           1993
                                                     --------------------------------------------------
Net Asset Value, Beginning of Year                   $  12.99    $  10.37    $  10.01       $ 10.00
                                                     --------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                         (.04)         --         .01            --
    Net Gains or Losses on Securities (both
     realized and unrealized)                            (.34)       2.67         .36           .01
                                                     --------------------------------------------------
      Total From Investment Operations                   (.38)       2.67         .37           .01
                                                     --------------------------------------------------
Less Distributions
    Dividends (from net investment income)                 --        (.01)       (.01)           --
    Distributions (from capital gains)                   (.43)       (.04)         --            --
                                                     --------------------------------------------------
      Total Distributions                                (.43)       (.05)       (.01)           --
                                                     --------------------------------------------------
Net Asset Value, End of Year                         $  12.18    $  12.99    $  10.37       $ 10.01
                                                     --------------------------------------------------
Total Return+                                           -2.98%     +25.90%      +3.70%        +0.10%(3)
                                                     --------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)            $   48.2    $   35.6    $   12.1       $    --
                                                     --------------------------------------------------
    Ratio of Expenses to Average Net Assets(4)           1.08%       1.06%        .96%         1.04%(5)
                                                     --------------------------------------------------
    Ratio of Net Investment Income (Loss) to
     Average Net Assets(4)                               (.38%)      (.03%)       .16%         5.48%(5)
                                                     --------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Partners Trust
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                          Period from
                                                                                           August 30,
                                                                                            1993(2)
                                                          Year Ended August 31,          to August 31,
                                                       1996        1995        1994           1993
                                                     --------------------------------------------------
Net Asset Value, Beginning of Year                   $  12.68    $  10.54    $  10.01       $ 10.00
                                                     --------------------------------------------------
Income From Investment Operations
    Net Investment Income                                 .08         .05         .03            --
    Net Gains or Losses on Securities (both
     realized and unrealized)                            1.59        2.19         .53           .01
                                                     --------------------------------------------------
      Total From Investment Operations                   1.67        2.24         .56           .01
                                                     --------------------------------------------------
Less Distributions
    Dividends (from net investment income)               (.07)       (.02)       (.01)           --
    Distributions (from capital gains)                   (.89)       (.08)       (.02)           --
                                                     --------------------------------------------------
      Total Distributions                                (.96)       (.10)       (.03)           --
                                                     --------------------------------------------------
Net Asset Value, End of Year                         $  13.39    $  12.68    $  10.54       $ 10.01
                                                     --------------------------------------------------
Total Return+                                          +13.76%     +21.52%      +5.61%        +0.10%(3)
                                                     --------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in millions)            $  128.5    $   61.3    $    4.7       $    --
                                                     --------------------------------------------------
    Ratio of Expenses to Average Net Assets(4)            .94%        .92%        .81%          .84%(5)
                                                     --------------------------------------------------
    Ratio of Net Investment Income to Average Net
     Assets(4)                                            .84%        .81%        .47%         2.65%(5)
                                                     --------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger&Berman                                                 August 31, 1996

----------------------------------------------------------------------

          Equity Trust
1)Prior  to  January 1,  1995, its  name  was Neuberger&Berman  Selected Sectors
   Trust.
2)The date investment operations commenced.
3)Not annualized.
4)After reimbursement of expenses by the administrator as described in Note B of Notes to Financial Statements. Had the administrator not undertaken such action the annualized ratios to average daily net assets would have been:

                                                                   PERIOD FROM
                                                                    AUGUST 30,
                                                                       1993
                                        YEAR ENDED AUGUST 31,       TO AUGUST
FOCUS                                 1996      1995      1994       31, 1993
-------------------------------------------------------------------------------
Expenses                               1.27%     2.50%     2.50%          2.50%
                                     ------------------------------------------
Net Investment Income (Loss)            .35%     (.87%)    (.73%)        (1.53%)
                                     ------------------------------------------

                                                                   PERIOD FROM
                                                                    AUGUST 3,
                                                                       1993
                                        YEAR ENDED AUGUST 31,       TO AUGUST
GUARDIAN                              1996      1995      1994       31, 1993
-------------------------------------------------------------------------------
Expenses                                .92%      .96%     1.52%          2.50%
                                     ------------------------------------------
Net Investment Income (Loss)           1.26%     1.29%      .78%          (.69%)
                                     ------------------------------------------

                                                                   PERIOD FROM
                                                                    AUGUST 30,
                                                                       1993
                                        YEAR ENDED AUGUST 31,       TO AUGUST
MANHATTAN                             1996      1995      1994       31, 1993
-------------------------------------------------------------------------------
Expenses                               1.25%     1.46%     2.50%          2.50%
                                     ------------------------------------------
Net Investment Income (Loss)           (.55%)    (.43%)   (1.38%)         4.02%
                                     ------------------------------------------

                                                                   PERIOD FROM
                                                                    AUGUST 30,
                                                                       1993
                                        YEAR ENDED AUGUST 31,       TO AUGUST
PARTNERS                              1996      1995      1994       31, 1993
-------------------------------------------------------------------------------
Expenses                               1.06%     1.24%     2.50%          2.50%
                                     ------------------------------------------
Net Investment Income (Loss)            .72%      .49%    (1.22%)          .99%
                                     ------------------------------------------

   After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements and the waiver of a portion of the management fee as described in Note B of Notes to Financial Statements of Neuberger&Berman Genesis Portfolio. Had Management not undertaken such action the annualized ratios to average daily net assets would have been:

                                                                   PERIOD FROM
                                                                    AUGUST 26,
                                                                       1993
                                        YEAR ENDED AUGUST 31,       TO AUGUST
GENESIS                               1996      1995      1994       31, 1993
-------------------------------------------------------------------------------
Expenses                               1.65%     1.78%     2.50%          2.50%
                                     ------------------------------------------
Net Investment Loss                    (.54%)    (.60%)   (1.35%)        (1.43%)
                                     ------------------------------------------

5)Annualized.
+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each year and assumes dividends and capital gain distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would be lower if Management had not reimbursed certain expenses. For Genesis Trust, total return would have been lower if Management had not waived a portion of the management fee.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Neuberger&Berman Equity Trust and
Shareholders of Neuberger&Berman Manhattan Trust

   We have audited the accompanying statement of assets and liabilities of Neuberger&Berman Manhattan Trust (the "Trust"), as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger&Berman Manhattan Trust as of August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
October 4, 1996

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees
Neuberger&Berman Equity Trust and
Shareholders of:
             Neuberger&Berman Focus Trust
             Neuberger&Berman Genesis Trust
             Neuberger&Berman Guardian Trust and
             Neuberger&Berman Partners Trust

   We have audited the accompanying statements of assets and liabilities of the Neuberger&Berman Focus Trust, Neuberger&Berman Genesis Trust, Neuberger&Berman Guardian Trust, and Neuberger&Berman Partners Trust, four of the series comprising Neuberger&Berman Equity Trust (the "Trust"), as of August 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Neuberger&Berman Equity Trust at August 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                        /s/ Ernst & Young L.L.P.
Boston, Massachusetts
October 3, 1996

                 (This page has been left blank intentionally.)

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Focus Portfolio

                   TOP TEN EQUITY HOLDINGS
      --------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Neiman-Marcus Group                             4.2%
 2.  CITICORP                                        3.7%
 3.  Compaq Computer                                 3.0%
 4.  Chrysler Corp.                                  3.0%
 5.  General Motors                                  2.9%
 6.  UCAR International                              2.8%
 7.  Federal National Mortgage Association           2.7%
 8.  Federal Home Loan Mortgage                      2.5%
 9.  Aetna Inc.                                      2.4%
10.  Travelers Group                                 2.4%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
COMMON STOCKS (96.1%)
AUTOMOTIVE (6.9%)
   445,900  Cabot Corp.                     $    12,262
 1,146,000  Chrysler Corp.                       33,377
   645,000  General Motors                       32,089
                                            ------------
                                                 77,728
                                            ------------
FINANCIAL SERVICES (31.8%)
   330,000  ADVANTA Corp. Class B                14,685
   231,700  Allmerica Property & Casualty         6,545
   185,000  American International Group         17,575
   300,000  Bank of Boston                       15,825
   690,000  Capital One Financial                20,786
   495,000  CITICORP                             41,209
 1,100,000  Countrywide Credit Industries        26,537
   200,000  Dean Witter, Discover                10,000
   315,000  Federal Home Loan Mortgage           27,838
   992,000  Federal National Mortgage
             Association                         30,752
   410,000  First USA                       $    21,730

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   102,500  Horace Mann Educators                 3,523
   232,200  ITT Hartford Group                   12,249
   157,500  MBNA Corp.                            4,784
   250,000  Merrill Lynch                        15,312
   495,000  PartnerRe Ltd.                       13,984
   450,000  PennCorp Financial Group             13,725
   226,800  Signet Banking                        5,472
   272,500  Sphere Drake Holdings                 2,555
   615,000  Travelers Group                      26,676
   100,000  Wells Fargo                          24,875
                                            ------------
                                                356,637
                                            ------------
HEALTH CARE (9.3%)
   410,000  Aetna Inc.                           27,111
   705,000  FHP International                    25,556 (2)
   730,000  Foundation Health                    21,900 (2)
   220,000  Healthsource Inc.                     3,300 (2)
   860,000  Humana Inc.                          16,125 (2)
   815,000  Mid Atlantic Medical Services        11,003 (2)
                                            ------------
                                                104,995
                                            ------------
HEAVY INDUSTRY (14.4%)
   935,800  AGCO Corp.                           22,108
   150,000  Aluminum Co. of America               9,319
   275,600  American Standard                     9,405 (2)
    80,000  Champion International                3,440
   205,000  Cleveland-Cliffs                      7,995
   881,500  LTV Corp.                            10,358
   165,000  Mead Corp.                            9,446
 1,100,000  Rollins Truck Leasing                13,063
   100,000  Temple-Inland                         4,938
   804,600  UCAR International                   31,379 (2)
   150,000  Union Camp                            7,275
   170,000  USFreightways Corp.                   3,527
   379,000  Varity Corp.                         19,045 (2)
   175,000  Willamette Industries                10,806
                                            ------------
                                                162,104
                                            ------------

                                                                 August 31, 1996
--------------------------------------------------------------------------------

          Focus Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
MEDIA & ENTERTAINMENT (10.9%)
   178,000  A.H. Belo                       $     7,142
   445,000  Bell Cablemedia ADR                   6,550 (2)
    25,000  Comcast Corp. Class A                   397
   915,000  Comcast Corp. Class A Special        14,754
   530,000  Comcast UK Cable Partners
             Limited                              5,698 (2)
   325,000  Harcourt General                     15,559
   436,000  International CableTel               10,573 (2)
   450,000  Jones Intercable Inc. Class A         5,738 (2)
   310,000  Scandinavian Broadcasting
             System                               6,471 (2)
   500,000  Tele-Communications, Inc.
             Class A                              7,438 (2)
   150,000  Time Warner                           5,006
   550,000  U.S. West Media Group                 9,969 (2)
   500,000  United International Holdings         6,875 (2)
   300,000  Viacom Inc. Class B                   9,450 (2)
   276,600  Vodafone Group ADR                   10,476
                                            ------------
                                                122,096
                                            ------------
RETAIL (4.2%)
 1,577,800  Neiman-Marcus Group                  46,742 (2)
                                            ------------
TECHNOLOGY (18.4%)
   425,000  Airtouch Communications              11,688 (2)
   250,000  Altera Corp.                         11,000 (2)
   200,000  Applied Materials                     4,850 (2)
   330,000  Arrow Electronics                    15,056 (2)
   250,000  Avnet, Inc.                          11,687
   600,000  Compaq Computer                      33,975 (2)
   350,000  Digital Equipment                    13,519 (2)
   550,000  KLA Instruments                      10,862 (2)
   250,000  Komag, Inc.                           5,312 (2)
   375,000  MEMC Electronic Materials            13,219 (2)
   400,000  Microchip Technology                 14,700 (2)
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   230,000  Micron Technology                $    5,232
   200,000  Palmer Wireless                       3,900(2)
   197,500  PriCellular Corp.                     2,642(2)
   300,000  Seagate Technology                   14,400(2)
   670,000  Tele-Communications
             International                       11,139(2)
   286,000  Texas Instruments                    13,371
   225,000  Varian Associates                    10,266
                                            ------------
                                                206,818
                                            ------------
UTILITIES (0.2%)
    35,000  AT&T Corp.                            1,837
                                            ------------
            TOTAL COMMON STOCKS (COST
             $792,860)                        1,078,957
                                            ------------
Principal
  Amount
----------
CONVERTIBLE BONDS (0.1%)
$1,000,000  Scandinavian Broadcasting
             System SA, Cv. Sub. Deb.,
             7.25%, due 8/1/05  (COST
             $1,000)                                985
                                            ------------
U.S. TREASURY SECURITIES (1.4%)
15,345,000  U.S. Treasury Bills, 4.965% &
             5.24%, due 9/5/96 & 12/19/96
              (COST $15,242)                     15,250
                                            ------------
SHORT-TERM CORPORATE NOTES (2.6%)
29,400,000  General Electric Capital
             Corp., 5.10%, due 9/3/96
             (COST $29,400)                      29,400 (3)
                                            ------------
            TOTAL INVESTMENTS (100.2%)
             (COST $838,502)                  1,124,592 (4)
            Liabilities, less cash,
             receivables and other assets
             [(0.2%)]                            (2,221 )
                                            ------------
            TOTAL NET ASSETS (100.0%)       $ 1,122,371
                                            ------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman
--------------------------------------------------------------------------------
          Genesis Portfolio

                   TOP TEN EQUITY HOLDINGS
      --------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  BMC Industries                                  4.0%
 2.  Texas Industries                                2.8%
 3.  DH Technology                                   2.5%
 4.  Wolverine Tube                                  2.4%
 5.  Dallas Semiconductor                            2.1%
 6.  Reynolds & Reynolds                             2.1%
 7.  SCI Systems                                     2.0%
 8.  Apogee Enterprises                              1.9%
 9.  Prime Hospitality                               1.9%
10.  Alumax Inc.                                     1.8%

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
COMMON STOCKS (96.4%)
AEROSPACE (2.9%)
  180,300  AAR Corp.                       $     3,899
   80,100  Thiokol Corp.                         3,594
                                           -------------
                                                 7,493
                                           -------------
AGRICULTURE (0.9%)
   79,149  Delta & Pine Land                     2,246
                                           -------------
AUTOMOTIVE (2.5%)
  108,400  Donaldson Co.                         2,791
   67,800  Monaco Coach                            898  (2)
  115,900  Tower Automotive                      2,782  (2)
                                           -------------
                                                 6,471
                                           -------------
BANKING & FINANCIAL (7.2%)
  107,100  Bank United                           2,584  (2)
   63,000  Charter One Financial                 2,398
   70,000  First Commerce                        2,502
   45,250  Mark Twain Bancshares                 1,753
   42,777  ONBANCorp, Inc.                       1,380
  155,000  Reliance Bancorp                      2,654

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
   70,500  Texas Regional Bancshares         $   2,027
  105,200  Webster Financial                     3,393
                                           -------------
                                                18,691
                                           -------------
BUILDING, CONSTRUCTION & FURNISHINGS (6.5%)
  142,500  Apogee Enterprises                    4,881
   73,000  Lincoln Electric Class A              1,989
  125,000  Oakwood Homes                         2,937
  110,000  Texas Industries                      7,164
                                           -------------
                                                16,971
                                           -------------

CHEMICALS (2.5%)
  112,000  Lawter International                  1,330
  232,000  Lilly Industries                      3,683
   85,400  McWhorter Technologies                1,527  (2)
                                           -------------
                                                 6,540
                                           -------------

COMMUNICATIONS (1.3%)
  124,700  Black Box                             3,289  (2)
                                           -------------

CONSUMER PRODUCTS & SERVICES (7.1%)
   92,000  Alltrista Corp.                       2,070  (2)
   51,500  Block Drug                            2,292
   60,800  Bush Boake Allen                      1,368  (2)
  108,200  Coachmen Industries                   2,015
   40,000  First Brands                            910
   24,000  Marcus Corp.                            570
  253,600  Prime Hospitality                     4,818  (2)
   89,000  Richfood Holdings                     3,382
   75,000  The First Years                       1,003
                                           -------------
                                                18,428
                                           -------------
DIAGNOSTIC EQUIPMENT (0.9%)
  105,700  ADAC Laboratories                     2,431
                                           -------------
DIVERSIFIED (0.4%)
   40,200  Raven Industries                        915
                                           -------------
ELECTRONICS (12.4%)
  350,200  BMC Industries                       10,506

                                                                 August 31, 1996
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
  224,800  Continental Circuits              $   2,810(2)
  291,900  Dallas Semiconductor                  5,546
   76,000  Fusion Systems                        1,463(2)
  136,900  Kent Electronics                      3,029(2)
   70,000  Nu Horizons                             578(2)
  232,500  Pioneer Standard Electronics          3,081
  119,000  SCI Systems                           5,310(2)
                                           -------------
                                                32,323
                                           -------------
ENERGY (6.6%)
  127,300  Aquila Gas Pipeline                   1,559
  623,000  Coho Energy                           3,894  (2)
   81,200  Cross Timbers Oil                     1,847
  108,100  Dreco Energy Services                 2,784  (2)
  247,000  Offshore Logistics                    3,087  (2)
  112,400  Smith International                   3,906  (2)
                                           -------------
                                                17,077
                                           -------------
ENTERTAINMENT (0.9%)
  126,375  Casino Data Systems                   2,322  (2)
                                           -------------
INDUSTRIAL & COMMERCIAL
PRODUCTS & SERVICES (14.9%)
  105,000  Alamo Group                           1,549
   80,500  AMTROL, Inc.                          2,196
  103,300  CLARCOR Inc.                          2,221
   88,200  Dionex Corp.                          3,153  (2)
  142,850  Holophane Corp.                       2,179  (2)
   54,000  Kaydon Corp.                          2,423
   79,300  Libbey Inc.                           2,220
  117,400  Material Sciences                     1,878  (2)
  191,700  NN Ball & Roller                      2,876
  107,000  Pentair, Inc.                         2,916
   40,000  Roper Industries                      1,660
   22,800  U.S. Can                                345  (2)
  149,800  W.H. Brady                            3,408
   50,000  Wallace Computer Services             1,356
  153,000  Wolverine Tube                        6,273  (2)
  155,750  Woodhead Industries                   2,005
                                           -------------
                                                38,658
                                           -------------
                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
INSURANCE (1.8%)
   63,300  American Heritage Life          $     1,227
   68,300  FBL Financial Group                   1,383  (2)
   40,000  Orion Capital                         2,010
                                           -------------
                                                 4,620
                                           -------------
MACHINERY & EQUIPMENT (1.2%)
   59,000  Allied Products                       1,527
   90,450  Graco Inc.                            1,696
                                           -------------
                                                 3,223
                                           -------------
METALS (3.9%)
  145,000  Alumax Inc.                           4,785  (2)
   92,800  Commonwealth Aluminum                 1,485
  118,500  Kentucky Electric Steel                 844  (2)
  105,000  Steel of West Virginia                  682  (2)
  104,170  Varlen Corp.                          2,240
                                           -------------
                                                10,036
                                           -------------
OFFICE EQUIPMENT (2.5%)
  261,600  DH Technology                         6,409  (2)
                                           -------------
OIL & GAS (8.8%)
  115,000  Apache Corp.                          3,378
  178,500  Cairn Energy USA                      1,830  (2)
   54,200  Flores & Rucks                        1,782  (2)
  288,100  Nabors Industries                     4,285  (2)
  267,300  Oceaneering International             4,577  (2)
  310,800  Pride Petroleum Services              4,468  (2)
   55,000  Production Operators                  1,925
   53,500  Tuboscope VETCO                         669  (2)
                                           -------------
                                                22,914
                                           -------------
PACKING & CONTAINERS (0.4%)
   32,100  AptarGroup Inc.                       1,124
                                           -------------
PUBLISHING & BROADCASTING (3.1%)
   86,000  Central Newspapers                    3,139
   25,000  Houghton Mifflin                      1,187

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1996

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
   65,000  McClatchy Newspapers              $   1,812
   34,250  Pulitzer Publishing                   1,858
                                           -------------
                                                 7,996
                                           -------------
RETAILING (0.8%)
   37,800  99 Cents Only Stores                    557  (2)
  119,000  Schultz Sav-O Stores                  1,577
                                           -------------
                                                 2,134
                                           -------------
TECHNOLOGY (4.1%)
   21,900  Analysts International                  805
  161,400  Auspex Systems                        2,542  (2)
   12,000  Computer Horizons                       285
   85,800  Methode Electronics Class A           1,630
  109,000  Reynolds & Reynolds                   5,464
                                           -------------
                                                10,726
                                           -------------
TEXTILES & APPAREL (1.0%)
   66,000  St. John Knits                        2,632
                                           -------------
TRANSPORTATION, SHIPPING & FREIGHT (1.8%)
   52,250  Air Express International             1,457
  120,000  Harmon Industries                     2,040
  213,600  Maritrans Inc.                        1,308
                                           -------------
                                                 4,805
                                           -------------
           TOTAL COMMON STOCKS (COST
            $189,255)                          250,474
                                           -------------

                                              Market
                                             Value(1)
Principal                                     (000's
 Amount                                      omitted)
---------                                  -------------
U.S. TREASURY SECURITIES (3.0%)
$7,800,000 U.S. Treasury Bills, 4.94% -
            5.105%, due 10/10/96 -
            11/14/96  (COST $7,742)          $   7,744
                                           -------------

SHORT-TERM CORPORATE NOTES (0.8%)
2,200,000  General Electric Capital
            Corp., 5.10%, due 9/3/96
            (COST $2,200)                        2,200  (3)
                                           -------------
           TOTAL INVESTMENTS (100.2%)
            (COST $199,197)                    260,418  (4)
           Liabilities, less cash,
            receivables and other assets
            [(0.2%)]                              (554  )
                                           -------------
           TOTAL NET ASSETS (100.0%)       $   259,864
                                           -------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1996

--------------------------------------------------------------------------------
          Guardian Portfolio

                   TOP TEN EQUITY HOLDINGS
      --------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  CITICORP                                        2.4%
 2.  Chrysler Corp.                                  2.2%
 3.  Aetna Inc.                                      2.1%
 4.  General Motors                                  2.1%
 5.  Compaq Computer                                 2.0%
 6.  Federal National Mortgage Association           2.0%
 7.  Countrywide Credit Industries                   1.9%
 8.  First USA                                       1.6%
 9.  IMC Global                                      1.6%
10.  Wells Fargo                                     1.6%

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
COMMON STOCKS (93.9%)
AUTO RELATED (3.3%)
  2,500,000  Cabot Corp.                     $    68,750
    883,500  Magna International Class A          42,629
  1,889,700  Varity Corp.                         94,957 (2)
                                             ------------
                                                 206,336
                                             ------------
AUTOMOTIVE (4.3%)
  4,800,000  Chrysler Corp.                      139,800
  2,570,000  General Motors                      127,858
                                             ------------
                                                 267,658
                                             ------------
BANKING (5.7%)
  1,340,000  Bank of Boston                       70,685
  1,820,000  CITICORP                            151,515
    504,000  First Tennessee National             17,199
    900,000  Signet Banking                       21,713
    389,600  Wells Fargo                          96,913
                                             ------------
                                                 358,025
                                             ------------
CHEMICALS (1.6%)
  2,325,000  IMC Global                           99,975
                                             ------------

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
CONSUMER GOODS & SERVICES (0.8%)
    185,000  Kellwood Co.                    $     2,983
  3,236,900  Owens-Illinois                       49,767 (2)
                                             ------------
                                                  52,750
                                             ------------
DRUGS (0.6%)
    480,000  Zeneca Group ADR                     34,620
                                             ------------
FINANCIAL SERVICES (12.6%)
    857,000  ADVANTA Corp. Class B                38,136
    216,485  Alleghany Corp.                      43,730 (2)
  2,424,000  Capital One Financial                73,023
  4,800,000  Countrywide Credit Industries       115,800
  1,020,000  Dean Witter, Discover                51,000
    775,000  Federal Home Loan Mortgage           68,491
  4,080,000  Federal National Mortgage
              Association                        126,480
  1,920,000  First USA                           101,760
    270,000  Household International              21,398
  1,167,650  MBNA Corp.                           35,467
  1,250,000  Merrill Lynch                        76,562
    492,300  MGIC Investment                      31,200
                                             ------------
                                                 783,047
                                             ------------
FOOD PRODUCTS (1.0%)
  2,625,000  IBP, Inc.                            61,359
                                             ------------
FOREST PRODUCTS & PAPER (5.1%)
  1,400,000  Champion International               60,200
  1,200,000  Fort Howard                          28,350 (2)
    600,000  Mead Corp.                           34,350
    676,300  Rayonier Inc.                        26,798
  1,995,000  Stone Container                      27,681
    765,000  Temple-Inland                        37,772

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
    900,000  Union Camp                       $   43,650
    907,000  Willamette Industries                56,007
                                             ------------
                                                 314,808
                                             ------------
HEALTH CARE (5.5%)
  1,652,900  FHP International                    59,918 (2)
  3,020,000  Foundation Health                    90,600 (2,5)
  4,190,000  Healthsource Inc.                    62,850 (2,5)
  4,190,400  Humana Inc.                          78,570 (2)
  1,380,800  Mid Atlantic Medical Services        18,641 (2)
  1,066,396  Wellpoint Health Networks            33,058 (2)
                                             ------------
                                                 343,637
                                             ------------
HEAVY INDUSTRY (1.7%)
  4,778,900  Coltec Industries                    71,684 (2,5)
    600,000  Rockwell International               31,200
                                             ------------
                                                 102,884
                                             ------------
INDUSTRIAL GOODS & SERVICES (3.8%)
  1,050,000  Aluminum Co. of America              65,231
  2,223,500  American Standard                    75,877 (2)
    663,800  Phelps Dodge                         40,160
  2,002,500  USG Corp.                            57,071 (2)
                                             ------------
                                                 238,339
                                             ------------
INSURANCE (5.6%)
  1,952,220  Aetna Inc.                          129,091
    520,000  American International Group         49,400
    508,600  Chubb Corp.                          22,569
    561,800  ITT Hartford Group                   29,635
    264,300  National Re                          13,909
    263,500  Transatlantic Holdings               18,280
  2,045,000  Travelers Group                      88,702
                                             ------------
                                                 351,586
                                             ------------
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
MEDIA & ENTERTAINMENT (6.3%)
    870,000  A.H. Belo                       $    34,909
  1,100,000  Comcast Corp. Class A                17,462
  3,200,000  Comcast Corp. Class A Special        51,600
  1,450,000  Harcourt General                     69,419
    730,900  Jones Intercable Inc. Class A         9,319 (2)
     49,500  Knight-Ridder                         1,671
    389,600  Omnicom Group                        17,678
    401,700  R.R. Donnelley                       13,105
  1,700,000  Time Warner                          56,737
  1,352,000  United International Holdings        18,590 (2)
  1,500,000  Viacom Inc. Class B                  47,250 (2)
  1,530,000  Vodafone Group ADR                   57,949
                                             ------------
                                                 395,689
                                             ------------
OIL & GAS (6.0%)
    267,833  British Petroleum ADR                31,537
    832,150  Kerr-McGee                           47,745
    800,000  Murphy Oil                           35,000
    928,800  Norsk Hydro ADR                      42,376
  1,104,500  Parker & Parsley Petroleum           27,336
    621,900  Union Pacific Resources Group        16,947
  1,980,000  Unocal Corp.                         67,815
  1,542,500  Vastar Resources                     53,795
    398,600  Western Atlas                        24,215 (2)
  1,702,000  Zeigler Coal Holding                 25,530 (5)
                                             ------------
                                                 372,296
                                             ------------
REAL ESTATE INVESTMENT TRUSTS (1.6%)
  1,159,500  CWM Mortgage Holdings                21,306
  1,442,600  Hospitality Properties Trust         38,589 (5)

                                                                 August 31, 1996
--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
    510,000  Security Capital Industrial
              Trust                           $    9,180
  1,040,000  Spieker Properties                   31,070
                                             ------------
                                                 100,145
                                             ------------
RETAIL (2.5%)
    260,500  Barnes & Noble                        8,564 (2)
  3,241,700  Fingerhut Cos.                       43,358 (5)
    510,000  May Department Stores                23,205
     84,800  Payless ShoeSource                    2,978 (2)
  2,860,000  Wal-Mart Stores                      75,790
                                             ------------
                                                 153,895
                                             ------------
STEEL (1.7%)
    553,100  AK Steel Holding                     20,603
    763,100  Allegheny Teledyne                   15,453
  3,278,200  J & L Specialty Steel                44,665 (5)
  2,175,500  LTV Corp.                            25,562
                                             ------------
                                                 106,283
                                             ------------
TECHNOLOGY (13.9%)
  1,165,000  Altera Corp.                         51,260 (2)
  1,500,000  Applied Materials                    36,375 (2)
  1,475,000  Arrow Electronics                    67,297 (2)
  1,367,500  Avnet, Inc.                          63,931
    600,000  Cabletron Systems                    36,600 (2)
  2,250,000  Compaq Computer                     127,406 (2)
  1,660,000  Digital Equipment                    64,118 (2)
    575,000  Intel Corp.                          45,892
  2,400,000  KLA Instruments                      47,400 (2)
  1,752,000  Komag, Inc.                          37,230 (2)
  1,600,000  Linear Technology                    54,400
  1,123,300  LSI Logic                            24,572 (2)
  1,100,000  Micron Technology                    25,025
  1,035,200  National Semiconductor               19,022 (2)
  1,285,000  Seagate Technology                   61,680 (2)
  1,560,000  Texas Instruments                    72,930
    853,200  Xilinx Inc.                          29,862 (2)
                                             ------------
                                                 865,000
                                             ------------
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
TELECOMMUNICATIONS (4.9%)
  2,143,000  360 Communications              $    51,164 (2)
  2,375,000  Airtouch Communications              65,312 (2)
  1,000,000  Frontier Corp.                       29,500
  2,140,000  Tele-Communications
              International                       35,578 (2)
  4,000,000  Tele-Communications, Inc.
              Class A                             59,500 (2)
  3,683,400  U.S. West Media Group                66,762 (2)
                                             ------------
                                                 307,816
                                             ------------
TELEPHONE UTILITIES (1.2%)
  1,400,000  AT&T Corp.                           73,500
                                             ------------
TRANSPORTATION (4.2%)
    360,759  AMR Corp.                            29,582 (2)
    700,000  Canadian Pacific                     15,750
  1,009,000  CSX Corp.                            51,081
    500,000  Delta Air Lines                      35,437
  2,000,000  Ryder System                         56,750
    650,000  Union Pacific                        47,369
  1,257,000  USFreightways Corp.                  26,083 (5)
                                             ------------
                                                 262,052
                                             ------------
             TOTAL COMMON STOCKS (COST
              $4,834,551)                      5,851,700
                                             ------------
PREFERRED STOCKS (0.8%)
    250,000  FHP International, 5.00%              7,531
     52,430  Aetna Inc., Ser. C, Cv., 6.25%        3,644
    605,700  Airtouch Communications, Ser.
              B, Cv., 6.00%                       17,414

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1996

--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
    388,994  Airtouch Communications, Ser.
              C, Cv., 4.25%                   $   18,526
                                             ------------
             TOTAL PREFERRED STOCKS (COST
              $41,123)                            47,115
                                             ------------
RIGHTS (0.0%)
    510,000  Security Capital Industrial
              Trust, Expire 9/24/96 (COST
              $0)                                     48 (2)
                                             ------------
 Principal
  Amount
-----------
CONVERTIBLE BONDS (0.2%)
$15,000,000  International CableTel Inc.,
              Cv. Sub. Notes, 7.25%, due
              4/15/05 (COST $14,997)              15,843(6)
                                             ------------
                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                  ------------
U.S. TREASURY SECURITIES (5.8%)
$347,780,000 U.S. Treasury Bills, 4.965% -
              5.26%, due 9/5/96 - 12/12/96    $  347,034
 15,000,000  U.S. Treasury Notes, 8.00%,
              due 5/15/01                         15,759
                                             ------------
             TOTAL U.S. TREASURY SECURITIES
              (COST $361,808)                    362,793
                                             ------------
             TOTAL INVESTMENTS (100.7%)
              (COST $5,252,479)                6,277,499(4)
             Liabilities, less cash,
              receivables and other assets
              [(0.7%)]                           (44,957)
                                             ------------
             TOTAL NET ASSETS (100.0%)        $6,232,542
                                             ------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1996

--------------------------------------------------------------------------------
          Manhattan Portfolio

                   TOP TEN EQUITY HOLDINGS
      --------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  CITICORP                                        2.9%
 2.  First USA                                       2.8%
 3.  General Nutrition                               2.7%
 4.  Harrah's Entertainment                          2.5%
 5.  Healthsource Inc.                               2.5%
 6.  Intel Corp.                                     2.5%
 7.  GTECH Holdings                                  2.4%
 8.  Capital One Financial                           2.3%
 9.  Wells Fargo                                     2.2%
10.  United Healthcare                               2.2%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
COMMON STOCKS (100.3%)
CHEMICALS (1.2%)
   100,000  Hercules Inc.                   $     4,975
    40,000  SGL Carbon ADR                        1,610  (2)
                                            -------------
                                                  6,585
                                            -------------
COMMUNICATIONS (12.1%)
   385,000  Airtouch Communications              10,587  (2)
   585,000  Comcast Corp. Class A Special         9,433
   680,000  Comcast UK Cable Partners
             Limited                              7,310  (2)
   280,000  ECI Telecommunications                5,775
   380,000  International CableTel                9,215  (2)
   480,000  Tele-Communications,
             Inc. Class A                         7,140  (2)
    87,500  Tele-Communications,
             Inc. Class A Liberty
             Media Group                          2,308  (2)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
   280,000  Vanguard Cellular Systems         $   5,355(2)
   305,000  Vodafone Group ADR                   11,552
                                            -------------
                                                 68,675
                                            -------------
CONSUMER GOODS & SERVICES (9.3%)
   510,000  Authentic Fitness                     6,758
   345,000  CUC International                    11,859  (2)
    85,000  Industrie Natuzzi ADR                 4,292
    90,000  Luxottica Group ADR                   6,874
   125,000  Nine West                             6,438  (2)
   480,000  Nu-Kote Holding                       5,820  (2)
    50,000  Philip Morris                         4,487
   245,000  Regis Corp.                           6,125
                                            -------------
                                                 52,653
                                            -------------
DRUGS & HEALTH CARE (12.9%)
   510,000  Coventry Corp.                        6,726  (2)
   941,000  Healthsource Inc.                    14,115  (2)
   155,000  Nellcor Puritan Bennett               3,991  (2)
   130,000  PacifiCare Health Systems
             Class B                             10,465  (2)
   110,000  R.P. Scherer                          5,294  (2)
   211,000  Teva Pharmaceutical ADR               7,688
   320,000  United Healthcare                    12,360
   100,000  Warner-Lambert                        5,950
   225,000  Watson Pharmaceuticals                6,525  (2)
                                            -------------
                                                 73,114
                                            -------------
ENTERTAINMENT (8.9%)
   490,000  GTECH Holdings                       13,598  (2)
   760,000  Harrah's Entertainment               14,440  (2)
   750,000  Players International                 4,875  (2)
   225,000  Promus Hotel                          6,778  (2)
   545,000  Showboat, Inc.                       10,832
                                            -------------
                                                 50,523
                                            -------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1996

--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
FINANCIAL SERVICES (16.4%)
   220,000  Bear Stearns                    $     5,143
   430,000  Capital One Financial                12,954
   200,000  CITICORP                             16,650
   185,000  Finova Group                         10,175
   295,000  First USA                            15,635
   320,000  MBNA Corp.                            9,720
   215,000  Morgan Stanley Group                 10,266
    51,000  Wells Fargo                          12,686
                                            -------------
                                                 93,229
                                            -------------

INSURANCE (8.2%)
   200,000  ACE Ltd.                              9,325
   365,000  Highlands Insurance                   6,935  (2)
    85,000  Loews Corp.                           6,354
   324,000  PennCorp Financial Group              9,882
   143,000  Sphere Drake Holdings                 1,341
    48,500  Transatlantic Holdings                3,365
   220,000  Travelers Group                       9,542
                                            -------------
                                                 46,744
                                            -------------

REAL ESTATE (0.1%)
    25,000  JDN Realty                              584
                                            -------------

RESTAURANTS (8.4%)
    55,000  Buffets Inc.                            756  (2)
   410,000  Cheesecake Factory                    9,635  (2)
   425,000  CKE Restaurants                      11,794
   470,000  HomeTown Buffet                       7,285  (2)
   416,000  IHOP Corp.                           10,296  (2)
   335,000  Sonic Corp.                           7,872  (2)
                                            -------------
                                                 47,638
                                            -------------

SPECIALTY RETAIL (7.0%)
 1,020,000  General Nutrition                    15,045  (2)
   450,000  Office Depot                          7,144  (2)
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
   500,000  Staples Inc.                      $   9,875(2)
   300,000  Viking Office Products                7,762(2)
                                            -------------
                                                 39,826
                                            -------------
TECHNOLOGY (14.8%)
   130,000  Informix Corp.                        2,925  (2)
   175,000  Intel Corp.                          13,967
   550,000  KLA Instruments                      10,863  (2)
   295,000  Micron Technology                     6,711
   155,000  Motorola, Inc.                        8,273
   245,000  Nokia Corp. ADR                      10,351
    55,000  SAP AG (Ordinary Shares)              9,163
   205,000  Seagate Technology                    9,840  (2)
   230,000  Texas Instruments                    10,753
   100,000  Xeikon N.V. ADR                       1,125  (2)
                                            -------------
                                                 83,971
                                            -------------
TRANSPORTATION (1.0%)
   250,000  RailTex Inc.                          5,500  (2)
                                            -------------
            TOTAL COMMON STOCKS (COST
             $486,409)                          569,042
                                            -------------
Principal
  Amount
----------
U.S. TREASURY SECURITIES (1.9%)
$11,010,000 U.S. Treasury Bills, 4.97% &
             4.94%, due 9/19/96 & 10/10/96
             (COST $10,980)                      10,983
                                            -------------
            TOTAL INVESTMENTS (102.2%)
             (COST $497,389)                    580,025(4)
            Liabilities, less cash,
             receivables and other assets
             [(2.2%)]                           (12,599)
                                            -------------
            TOTAL NET ASSETS (100.0%)         $ 567,426
                                            -------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman                                                 August 31, 1996

--------------------------------------------------------------------------------
          Partners Portfolio

                   TOP TEN EQUITY HOLDINGS
      --------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Wells Fargo                                     2.4%
 2.  Price/Costco                                    2.3%
 3.  Columbia/HCA Healthcare                         2.3%
 4.  Travelers Group                                 2.1%
 5.  W.R. Grace                                      2.1%
 6.  Knight-Ridder                                   2.1%
 7.  Progressive Corp.                               2.1%
 8.  Revco D.S.                                      2.0%
 9.  Warner-Lambert                                  2.0%
10.  Comcast Corp. Class A Special                   2.0%

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
COMMON STOCKS (89.8%)
AEROSPACE (2.7%)
    559,400  Litton Industries               $    26,082
    322,400  Lockheed Martin                      27,122
                                             ------------
                                                  53,204
                                             ------------
BANKING & FINANCIAL SERVICES (9.0%)
    630,300  American Express                     27,576
    782,100  Capital One Financial                23,561
    459,100  CITICORP                             38,220
  1,403,400  Countrywide Credit Industries        33,857
    410,100  H & R Block                          10,252
    190,566  Wells Fargo                          47,403
                                             ------------
                                                 180,869
                                             ------------
BUILDING, CONSTRUCTION & REFURNISHING (1.9%)
  1,300,000  USG Corp.                            37,050 (2)
                                             ------------
BUSINESS SERVICES (0.9%)
    300,000  Dun & Bradstreet                     17,288
                                             ------------

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
CHEMICALS (3.4%)
    300,000  duPont                          $    24,637
     11,000  Eastman Chemical                        615
    648,500  W.R. Grace                           42,558
                                             ------------
                                                  67,810
                                             ------------
COMMUNICATIONS (0.9%)
    500,000  Vodafone Group ADR                   18,938
                                             ------------
CONSUMER GOODS & SERVICES (1.3%)
    610,000  Tupperware Corp.                     26,687
                                             ------------
DIVERSIFIED (1.9%)
    210,000  Anheuser Busch                       15,907
     60,000  Mannesmann AG ADR                    21,681
                                             ------------
                                                  37,588
                                             ------------
ELECTRONICS (2.1%)
    900,000  KLA Instruments                      17,775 (2)
    500,000  Loral Space & Communications          7,000
    450,300  Sundstrand Corp.                     16,830
                                             ------------
                                                  41,605
                                             ------------
ENTERTAINMENT (4.0%)
  1,000,000  Mirage Resorts                       23,250 (2)
    760,300  Royal Caribbean Cruises              20,053
  1,071,700  Time Warner                          35,768
                                             ------------
                                                  79,071
                                             ------------
FOOD & DRUG STORES (2.1%)
  1,590,500  Revco D.S.                           40,955 (2)
                                             ------------
FOOD & TOBACCO (2.5%)
  1,200,000  IBP, Inc.                            28,050
    800,000  RJR Nabisco Holdings                 21,100
                                             ------------
                                                  49,150
                                             ------------

SCHEDULE OF INVESTMENTS
Neuberger&Berman

--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
HEALTH CARE (4.0%)
    550,000  Ciba-Geigy ADR                  $    34,513
    799,900  Columbia/HCA Healthcare              45,094
                                             ------------
                                                  79,607
                                             ------------
INDUSTRIAL GOODS & SERVICES (6.4%)
    702,500  AK Steel Holding                     26,168
    600,000  Crown Cork & Seal                    28,050
    357,400  Goodyear Tire & Rubber               16,306
  1,455,000  Owens-Illinois                       22,371 (2)
    326,300  Varity Corp.                         16,396 (2)
    450,000  XTRA Corp.                           19,519
                                             ------------
                                                 128,810
                                             ------------
INSURANCE (12.1%)
    722,400  Allstate Corp.                       32,237
  1,142,500  Equitable Cos.                       28,134
  1,164,200  EXEL Ltd.                            39,001
    325,000  MBIA, Inc.                           26,487
    641,775  Orion Capital                        32,249
    770,000  Progressive Corp.                    41,869
    988,200  Travelers Group                      42,863
                                             ------------
                                                 242,840
                                             ------------
MEDIA (4.9%)
  8,671,205  Australis Media (Ordinary
              Shares)                              1,235 (2)
  2,500,000  Comcast Corp. Class A Special        40,312
  1,245,000  Knight-Ridder                        42,019
    450,000  Viacom Inc. Class B                  14,175 (2)
                                             ------------
                                                  97,741
                                             ------------
MINING (1.4%)
    798,200  Freeport-McMoRan                     27,438
                                             ------------
OIL & GAS (4.2%)
  2,400,000  Gulf Canada Resources                14,400
    467,600  Noble Affiliates                     18,763
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
    269,800  Schlumberger, Ltd.               $   22,764
    800,950  Tejas Gas                            27,833(2)
                                             ------------
                                                  83,760
                                             ------------
PAPER & FOREST PRODUCTS (1.7%)
  1,475,000  Fort Howard                          34,847 (2)
                                             ------------
PHARMACEUTICAL (2.0%)
    680,000  Warner-Lambert                       40,460
                                             ------------
PUBLISHING & BROADCASTING (0.5%)
    961,000  Hollinger International              10,451
                                             ------------
RAILROADS (1.6%)
    427,100  Union Pacific                        31,125
                                             ------------
REAL ESTATE (6.0%)
    400,000  Beacon Properties                    10,900
    350,700  CBL & Associates Properties           8,066
    575,000  Del Webb                             10,350
    742,300  Hospitality Properties Trust         19,857
  2,555,100  Host Marriott                        35,133 (2)
    316,700  Irvine Apartment Communities          7,126
    377,000  Macerich Co.                          8,105
    367,300  Starwood Lodging Trust               13,957
    155,000  Vornado Realty Trust                  6,452
                                             ------------
                                                 119,946
                                             ------------
RETAILING (1.8%)
    475,000  Harcourt General                     22,741
    300,000  Melville Corp.                       12,675
                                             ------------
                                                  35,416
                                             ------------
RETAILING & APPAREL (3.4%)
    555,200  Nordstrom, Inc.                      21,653
  2,350,000  Price/Costco                         46,706 (2)
                                             ------------
                                                  68,359
                                             ------------
SPECIALTY CHEMICAL (0.3%)
    180,000  Millipore Corp.                       6,885
                                             ------------

                                                                 August 31, 1996
--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
TECHNOLOGY (6.8%)
    400,000  Applied Materials               $     9,700 (2)
    474,700  Autodesk, Inc.                       10,918
  1,200,000  Komag, Inc.                          25,500 (2)
    500,000  Seagate Technology                   24,000 (2)
    600,000  Texas Instruments                    28,050
    702,500  Xerox Corp.                          38,550
                                             ------------
                                                 136,718
                                             ------------

             TOTAL COMMON STOCKS (COST
              $1,563,649)                      1,794,618
                                             ------------

PREFERRED STOCKS (0.6%)
  2,277,000  RJR Nabisco, Ser. C, Dep.
              Shares  (COST $15,318)              12,239
                                             ------------

                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                  ------------
U.S. TREASURY SECURITIES (8.4%)
$169,230,000 U.S. Treasury Bills, 4.925% -
              5.26%, due 9/19/96 - 12/12/96
              (COST $167,943)                 $  168,009
                                             ------------
SHORT-TERM CORPORATE NOTES (1.5%)
 30,000,000  General Electric Capital
              Corp., 5.233%, due 9/9/96
              (COST $30,000)                      30,000 (3)
                                             ------------
             TOTAL INVESTMENTS (100.3%)
              (COST $1,776,910)                2,004,866 (4)
             Liabilities, less cash,
              receivables and other assets
              [(0.3%)]                            (5,263 )
                                             ------------
             TOTAL NET ASSETS (100.0%)       $ 1,999,603
                                             ------------

NOTES TO SCHEDULE OF INVESTMENTS
                                                                 August 31, 1996

----------------------------------------------------------------------

          Equity Managers Trust
1)Investment securities of each Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Portfolios value all other securities by a method that the trustees of Equity Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity at the time of purchase may be valued at cost which, when combined with interest earned, approximates market value.
2)Non-income producing security.
3)At cost, which approximates market value.
4)At August 31, 1996, selected Portfolio information on a Federal income tax basis was as follows:

                                                 GROSS          GROSS
                                              UNREALIZED      UNREALIZED   NET UNREALIZED
NEUBERGER&BERMAN                COST         APPRECIATION    DEPRECIATION   APPRECIATION
                           ---------------  ---------------  ------------  ---------------
FOCUS PORTFOLIO            $   838,896,000  $  306,179,000   $20,483,000   $  285,696,000
GENESIS PORTFOLIO              199,260,000      65,714,000     4,556,000       61,158,000
GUARDIAN PORTFOLIO           5,253,794,000   1,160,256,000   136,551,000    1,023,705,000
MANHATTAN PORTFOLIO            497,446,000     113,133,000    30,554,000       82,579,000
PARTNERS PORTFOLIO           1,781,852,000     268,475,000    45,461,000      223,014,000

5)Affiliated Issuer (see Note E of Notes to Financial Statements).
6)Security exempt from registration under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At August 31, 1996, this security amounted to $15,843,000 or .2% of net assets for Neuberger&Berman Guardian Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS

                  (This page has been left blank intentionally.)

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------
          Equity Managers Trust

                                                        FOCUS           GENESIS
(000'S OMITTED)                                       PORTFOLIO        PORTFOLIO
                                                    -------------------------------
ASSETS
      Investments in securities, at market value*
        (Notes A & E) -- see Schedule of
        Investments:
          Unaffiliated issuers                      $   1,124,592    $     260,418
          Non-controlled affiliated issuers                    --               --
                                                    -------------------------------
                                                        1,124,592          260,418
      Cash                                                     95               50
      Deferred organization costs (Note A)                     17                4
      Dividends and interest receivable                       982              112
      Prepaid expenses and other assets                        35                9
      Receivable for securities sold                        1,077              792
                                                    -------------------------------
                                                        1,126,798          261,385
                                                    -------------------------------
LIABILITIES
      Payable for collateral on securities loaned
        (Note A)                                               --               --
      Payable for securities purchased                      3,863            1,319
      Payable to investment manager (Note B)                  479              156
      Accrued expenses                                         85               46
                                                    -------------------------------
                                                            4,427            1,521
                                                    -------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $   1,122,371    $     259,864
                                                    -------------------------------

NET ASSETS consist of:
      Paid-in capital                               $     836,281    $     198,643
      Net unrealized appreciation in value of
        investment securities                             286,090           61,221
                                                    -------------------------------
NET ASSETS                                          $   1,122,371    $     259,864
                                                    -------------------------------
*Cost of investments:
Unaffiliated issuers                                $     838,502    $     199,197
Non-controlled affiliated issuers                              --               --
                                                    -------------------------------
      Total cost of investments                     $     838,502    $     199,197
                                                    -------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                                 August 31, 1996
----------------------------------------------------------------------
          Equity Managers Trust

                                                       GUARDIAN        MANHATTAN         PARTNERS
                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                    ------------------------------------------------
ASSETS
    Investments in securities, at market value*
      (Notes A & E) -- see Schedule of
      Investments:
          Unaffiliated issuers                      $   5,874,140    $     580,025    $   2,004,866
          Non-controlled affiliated issuers               403,359               --               --
                                                    ------------------------------------------------
                                                        6,277,499          580,025        2,004,866
      Cash                                                     69               --               49
      Deferred organization costs (Note A)                     49               19               34
      Dividends and interest receivable                     6,667              133            1,710
      Prepaid expenses and other assets                       180               22               73
      Receivable for securities sold                        4,294               --            3,761
                                                    ------------------------------------------------
                                                        6,288,758          580,199        2,010,493
                                                    ------------------------------------------------
LIABILITIES
      Payable for collateral on securities loaned
        (Note A)                                           35,520           10,790               --
      Payable for securities purchased                     18,006            1,618            9,975
      Payable to investment manager (Note B)                2,326              259              802
      Accrued expenses                                        364              106              113
                                                    ------------------------------------------------
                                                           56,216           12,773           10,890
                                                    ------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $   6,232,542    $     567,426    $   1,999,603
                                                    ------------------------------------------------

NET ASSETS consist of:
      Paid-in capital                               $   5,207,522    $     484,790    $   1,771,647
      Net unrealized appreciation in value of
        investment securities                           1,025,020           82,636          227,956
                                                    ------------------------------------------------
NET ASSETS                                          $   6,232,542    $     567,426    $   1,999,603
                                                    ------------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $   4,820,642    $     497,389    $   1,776,910
Non-controlled affiliated issuers                         431,837               --               --
                                                    ------------------------------------------------
      Total cost of investments                     $   5,252,479    $     497,389    $   1,776,910
                                                    ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------
          Equity Managers Trust

                                                       FOCUS         GENESIS
(000'S OMITTED)                                      PORTFOLIO      PORTFOLIO
                                                    ---------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $    15,806    $     1,711
      Dividend income -- non-controlled affiliated
        issuers                                              --             --
      Interest income                                     1,599            263
      Foreign taxes withheld (Note A)                      (101)            --
                                                    ---------------------------
        Total income                                     17,304          1,974
                                                    ---------------------------
    Expenses:
      Investment management fee (Note B)                  5,565          1,506
      Accounting fees                                        10             10
      Amortization of deferred organization and
        initial offering expenses (Note A)                    8              2
      Auditing fees                                          41             22
      Custodian fees (Note B)                               229             94
      Insurance expense                                      24              4
      Legal fees                                             15             15
      Trustees' fees and expenses                            20              7
      Miscellaneous                                           2             20
                                                    ---------------------------
        Total expenses                                    5,914          1,680
      Fee waived by the investment manager (Note
        B)                                                   --           (177)
                                                    ---------------------------
        Total net expenses                                5,914          1,503
                                                    ---------------------------
        Net investment income                            11,390            471
                                                    ---------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
      sold in
      unaffiliated issuers                               51,999          5,660
    Net realized loss on investment securities
      sold in
      non-controlled affiliated issuers                      --             --
    Net realized loss on option contracts written
      (Note A)                                             (298)            --
    Change in net unrealized appreciation of
      investment securities and option contracts
      written                                           (21,728)        27,635
                                                    ---------------------------
        Net gain (loss) on investments                   29,973         33,295
                                                    ---------------------------
        Net increase (decrease) in net assets
          resulting from operations                 $    41,363    $    33,766
                                                    ---------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                              For the Year Ended August 31, 1996
----------------------------------------------------------------------
          Equity Managers Trust

                                                      GUARDIAN        MANHATTAN         PARTNERS
                                                     PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                    -----------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $    82,054      $       4,391    $     29,261
      Dividend income -- non-controlled affiliated
        issuers                                           2,834                 --              --
      Interest income                                    40,556                246           3,659
      Foreign taxes withheld (Note A)                    (1,170)              (103)           (150)
                                                    -----------------------------------------------
        Total income                                    124,274              4,534          32,770
                                                    -----------------------------------------------
    Expenses:
      Investment management fee (Note B)                 25,172              3,402           8,868
      Accounting fees                                        10                 10              10
      Amortization of deferred organization and
        initial offering expenses (Note A)                   26                  9              18
      Auditing fees                                          50                 40              43
      Custodian fees (Note B)                               872                197             349
      Insurance expense                                     113                 17              43
      Legal fees                                             14                 15              14
      Trustees' fees and expenses                            75                 13              28
      Miscellaneous                                           8                  2               3
                                                    -----------------------------------------------
        Total expenses                                   26,340              3,705           9,376
      Fee waived by the investment manager (Note
        B)                                                   --                 --              --
                                                    -----------------------------------------------
        Total net expenses                               26,340              3,705           9,376
                                                    -----------------------------------------------
        Net investment income                            97,934                829          23,394
                                                    -----------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
      sold in
      unaffiliated issuers                              322,951             63,165         240,765
    Net realized loss on investment securities
      sold in
      non-controlled affiliated issuers                  (8,835)            (3,656)             --
    Net realized loss on option contracts written
      (Note A)                                           (6,706)                --              --
    Change in net unrealized appreciation of
      investment securities and option contracts
      written                                          (111,192)           (74,167)        (30,217)
                                                    -----------------------------------------------
        Net gain (loss) on investments                  196,218            (14,658)        210,548
                                                    -----------------------------------------------
        Net increase (decrease) in net assets
          resulting from operations                 $   294,152      $     (13,829)   $    233,942
                                                    -----------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------
          Equity Managers Trust

                                                      FOCUS                          GENESIS
                                                    PORTFOLIO                       PORTFOLIO
                                                      Year                            Year
                                                      Ended                           Ended
                                                   August 31,                      August 31,
(000'S OMITTED)                               1996            1995            1996            1995
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $      11,390   $       7,496   $         471   $         335
    Net realized gain on investments
      sold                                       51,701          50,732           5,660           6,666
    Change in net unrealized
      appreciation of investments               (21,728)        139,750          27,635          17,448
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations           41,363         197,978          33,766          24,449
                                          -------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                   231,514         157,842         110,968          34,636
    Reductions                                 (119,679)        (31,658)        (27,030)        (55,494)
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests        111,835         126,184          83,938         (20,858)
                                          -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS           153,198         324,162         117,704           3,591
NET ASSETS:
    Beginning of year                           969,173         645,011         142,160         138,569
                                          -------------------------------------------------------------
    End of year                           $   1,122,371   $     969,173   $     259,864   $     142,160
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Managers Trust

                                                  GUARDIAN                    MANHATTAN                   PARTNERS
                                                  PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                                    Year                        Year                        Year
                                                    Ended                       Ended                       Ended
                                                 August 31,                  August 31,                  August 31,
                                             1996          1995          1996          1995          1996          1995
                                          ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $    97,934   $    53,790   $       829   $     2,206   $    23,394   $    15,524
    Net realized gain on investments
      sold                                    307,410       124,394        59,509        44,742       240,765       165,254
    Change in net unrealized
      appreciation of investments            (111,192)      627,968       (74,167)       85,917       (30,217)      109,257
                                          ---------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations        294,152       806,152       (13,829)      132,865       233,942       290,035
                                          ---------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                               1,540,028     1,413,464        70,833        75,821       309,196       100,895
    Reductions                               (214,834)      (86,756)     (134,984)      (85,015)     (167,061)     (107,688)
                                          ---------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests    1,325,194     1,326,708       (64,151)       (9,194)      142,135        (6,793)
                                          ---------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS       1,619,346     2,132,860       (77,980)      123,671       376,077       283,242
NET ASSETS:
    Beginning of year                       4,613,196     2,480,336       645,406       521,735     1,623,526     1,340,284
                                          ---------------------------------------------------------------------------------
    End of year                           $ 6,232,542   $ 4,613,196   $   567,426   $   645,406   $ 1,999,603   $ 1,623,526
                                          ---------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 1996

----------------------------------------------------------------------

          Equity Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger&Berman Focus Portfolio ("Focus," formerly Neuberger& Berman Selected Sectors Portfolio), Neuberger&Berman Genesis Portfolio ("Genesis"), Neuberger&Berman Guardian Portfolio ("Guardian"), Neuberger& Berman Manhattan Portfolio ("Manhattan"), and Neuberger&Berman Partners Portfolio ("Partners"), (collectively, the "Portfolios") are separate operating series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The trustees of Managers Trust changed the name of Neuberger&Berman Selected Sectors Portfolio to Neuberger& Berman Focus Portfolio, effective January 1, 1995. Other regulated investment companies sponsored by Neuberger&Berman Management Incorporated ("Management"), whose financial statements are not presented herein, also invest in Managers Trust.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Interest income, including original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
5) FEDERAL INCOME TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code of 1986, as amended. Each Portfolio of
   Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax.
6) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
7) ORGANIZATION EXPENSES: Expenses incurred by each Portfolio in connection with its organization are being amortized by each Portfolio on a straight-line basis over a five-year period. At August 31, 1996, the unamortized balance of such expenses amounted to $16,728, $3,687, $49,070, $18,675, and $34,014, for Focus, Genesis, Guardian, Manhattan, and Partners, respectively.
8) EXPENSE ALLOCATION: Each Portfolio bears all costs of its operations. Expenses incurred by Managers Trust with respect to any two or more Portfolios are allocated in proportion to the net assets of such Portfolios, except where a more appropriate allocation of expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.
9) CALL OPTIONS: Premiums received by each Portfolio upon writing a covered call option are recorded in the liability section of each Portfolio's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option expires, is exercised or is closed, the Portfolio realizes a gain or loss and the liability is eliminated. A Portfolio bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

   Summary of Option Transactions for the Year Ended August 31, 1996:

                                                       VALUE
                                                       WHEN
FOCUS                                 NUMBER          WRITTEN
---------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/95             850       $   737,316
CONTRACTS WRITTEN                       3,800         1,705,364
CONTRACTS EXPIRED                      (2,300)         (281,841)
CONTRACTS EXERCISED                      (500)         (154,745)
CONTRACTS CLOSED                       (1,850)       (2,006,094)
                                     --------------------------
CONTRACTS OUTSTANDING 8/31/96               0       $         0
                                     --------------------------

                                                         VALUE
GUARDIAN                               NUMBER         WHEN WRITTEN
------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/95             8,650       $  7,625,995
CONTRACTS WRITTEN                        16,150          9,878,556
CONTRACTS EXPIRED                             0                  0
CONTRACTS EXERCISED                      (7,650)        (2,570,511)
CONTRACTS CLOSED                        (17,150)       (14,934,040)
                                     -----------------------------
CONTRACTS OUTSTANDING 8/31/96                 0       $          0
                                     -----------------------------

10)SECURITY LENDING: Portfolio securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the supervision of Manager Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Portfolios make security loans. The Portfolios will not lend securities on which covered call options have been written, or lend securities on terms which would prevent each of their investors from qualifying as a regulated investment company. Portfolio securities loans to Neuberger& Berman, L.P. ("Neuberger"), the Portfolios' principal broker, are made in accordance with an exemptive order issued by the Securities and Exchange Commission under the 1940 Act. The Portfolios receive cash as collateral against the lent securities, which must be maintained at not less than 100% of the market value of the lent securities during the period of the loan. The Portfolios receive income earned on the lent securities and a portion of the income earned on the cash collateral. During the year ended August 31, 1996, Focus, Guardian, Manhattan, and Partners lent securities to Neuberger. At August 31, 1996, cash collateral received by Guardian and Manhattan was equal to or in excess of 100% of the market value of the loaned securities.
11)REPURCHASE AGREEMENTS: Each Portfolio may enter into repurchase agreements with institutions that each Portfolio's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Portfolio requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Portfolio to obtain those securities in the event of a default under the repurchase agreement. A Portfolio monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Portfolio under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   Each Portfolio retains Management as its investment manager under a Management Agreement. For such investment management services, each Portfolio (except Genesis) pays Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Genesis has contracted to pay Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion. Management has voluntarily agreed to waive a portion of the management fee borne directly by Genesis and indirectly by Neuberger&Berman Genesis Trust to reduce the annual fee by 0.10% per annum of average daily net assets of Genesis, effective May 1, 1995.
   All of the capital stock of Management is owned by individuals who are also general partners of Neuberger, a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Neuberger is retained by Management to furnish it with investment recommendations and research information without cost to each Portfolio. Several individuals who are officers and/or trustees of Managers Trust are also partners of Neuberger and/or officers and/or directors of Management.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations, is less than .01% of each Portfolio's average daily net assets.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended August 31, 1996, there were purchase and sale transactions (excluding short-term securities and option contracts written) as follows:

                                        PURCHASES          SALES
---------------------------------------------------------------------
FOCUS                                $   527,099,223  $   416,382,149
GENESIS                                  111,738,992       35,561,645
GUARDIAN                               3,665,028,039    1,883,081,464
MANHATTAN                                336,006,035      397,529,041
PARTNERS                               1,715,861,680    1,705,874,758

   During the year ended August 31, 1996, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:

                                        NEUBERGER      OTHER BROKERS        TOTAL
--------------------------------------------------------------------------------------
FOCUS                                $      583,212   $       582,639  $     1,165,851
GENESIS                                      95,999           110,151          206,150
GUARDIAN                                  3,542,127         3,344,463        6,886,590
MANHATTAN                                   543,020           397,304          940,324
PARTNERS                                  2,741,666         1,956,188        4,697,854

   In addition, Neuberger's share of the total interest income earned for the year ended August 31, 1996, from the collateralization of securities loaned to or through Neuberger was $330,001, $2,129,341, $186,163, and $118,041, for
Focus, Guardian, Manhattan, and Partners, respectively.

NOTE D -- LINE OF CREDIT:
   Genesis had an unsecured $10,000,000 bank line of credit with Morgan Guaranty Trust Company of New York ("Morgan"), which expired on August 31, 1996, to be used only as a temporary measure for extraordinary or emergency purposes. Borrowings under this agreement would have borne interest at a rate based on the Morgan Bid Rate Program. For this line of credit, Genesis was assessed an annual facility fee of .2% of the available line of credit. No compensating balances were required. There were no loans outstanding pursuant to this line of credit at August 31, 1996, nor did Genesis utilize the line of credit at anytime. Beginning August 31, 1996, Genesis established a $20,000,000 unsecured line of credit with State Street Bank and Trust Company for the same purpose. Any borrowings under this agreement will bear interest at the overnight Federal Funds Rate plus .75% per annum. For this line of credit, Genesis is assessed a facility fee of .1% per annum.

NOTE E -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

GUARDIAN
                       BALANCE OF      GROSS                     BALANCE OF
                      SHARES HELD    PURCHASES    GROSS SALES   SHARES HELD
                       AUGUST 31,       AND           AND        AUGUST 31,   VALUE AUGUST
NAME OF ISSUER:           1995       ADDITIONS     REDUCTIONS       1996        31, 1996
------------------------------------------------------------------------------------------
Coltec Industries       2,765,000     2,013,900             0     4,778,900   $71,683,500
Fingerhut Cos.          1,465,000     1,776,700             0     3,241,700    43,357,737
Foundation Health       2,230,000       790,000             0     3,020,000    90,600,000
Healthsource Inc.               0     4,190,000             0     4,190,000    62,850,000
Hospitality
 Properties Trust               0     1,458,900        16,300     1,442,600    38,589,550
J & L Specialty
 Steel                          0     3,278,200             0     3,278,200    44,665,475
USFreightways Corp.             0     1,257,000             0     1,257,000    26,082,750
Zeigler Coal Holding      565,500     1,136,500             0     1,702,000    25,530,000


MANHATTAN
                       BALANCE OF      GROSS                     BALANCE OF
                      SHARES HELD    PURCHASES    GROSS SALES   SHARES HELD
                       AUGUST 31,       AND           AND        AUGUST 31,   VALUE AUGUST
NAME OF ISSUER:           1995       ADDITIONS     REDUCTIONS       1996        31, 1996
------------------------------------------------------------------------------------------
Spaghetti Warehouse       404,000        0            404,000        0             $0

*AFFILIATED  ISSUERS, AS DEFINED IN  THE 1940 ACT, INCLUDE  ISSUERS IN WHICH THE
 PORTFOLIO HELD 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
          Equity Managers Trust

                                               FOCUS                                             GENESIS
                                             PORTFOLIO                                          PORTFOLIO
                                                            Period from                                          Period from
                                                           August 2, 1993                                      August 2, 1993
                                                           (Commencement                                        (Commencement
                                                           of Operations)                                      of Operations)
                                                                 to                                                  to
                               Year Ended August 31,         August 31,          Year Ended August 31,           August 31,
                             1996       1995      1994          1993           1996        1995       1994          1993
                           ---------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS:
    Expenses                     .54%      .57%      .58%          .58%(1)         .85%(2)       .94%(2)     .98%        1.07%(1)
                           ---------------------------------------------------------------------------------------------------
    Net Investment Income       1.04%     1.05%     1.16%         1.46%(1)         .27%(2)       .25%(2)     .18%         .37%(1)
                           ---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate           39%       36%       52%            4%            21%         37%        63%            3%
                           ---------------------------------------------------------------------------------------------------
Average Commission Rate
 Paid                        $0.0578        --        --            --         $0.0576          --        --            --
                           ---------------------------------------------------------------------------------------------------
Net Assets, End of Year
 (in millions)              $1,122.4    $969.2    $645.0        $574.0          $259.9      $142.2    $138.6        $118.6
                           ---------------------------------------------------------------------------------------------------

1) Annualized.

2) Had Management not waived a portion of the management fee, the annualized ratios to average daily net assets would have been:

                           Year Ended August 31,
GENESIS                    1996             1995
------------------------------------------------------
Expenses                   .95%             .97%
Net Investment
Income                     .17%             .22%

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
          Equity Managers Trust

                                               GUARDIAN                                        MANHATTAN
                                              PORTFOLIO                                        PORTFOLIO
                                                               Period from                                   Period from
                                                                August 2,                                     August 2,
                                                                   1993                                          1993
                                                               (Commencement                                 (Commencement
                                                                    of                                            of
                                                               Operations)                                   Operations)
                                                                    to                                            to
                                 Year Ended August 31,          August 31,       Year Ended August 31,        August 31,
                             1996        1995        1994          1993         1996      1995      1994         1993
                           ----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
 ASSETS:
    Expenses                     .46%        .48%        .50%       .51%(1)        .58%      .59%      .59%       .59%(1)
                           ----------------------------------------------------------------------------------------------
    Net Investment Income       1.72%       1.72%       1.66%      2.45%(1)        .13%      .42%      .53%       .55%(1)
                           ----------------------------------------------------------------------------------------------
Portfolio Turnover Rate           37%         26%         24%         3%            53%       44%       50%         3%
                           ----------------------------------------------------------------------------------------------
Average Commission Rate
 Paid                        $0.0580          --          --         --        $0.0373        --        --         --
                           ----------------------------------------------------------------------------------------------
Net Assets, End of Year
 (in millions)              $6,232.5    $4,613.2    $2,480.3   $1,777.6         $567.4    $645.4    $521.7     $536.8
                           ----------------------------------------------------------------------------------------------

1) Annualized.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
          Equity Managers Trust

                                                           PARTNERS
                                                           PORTFOLIO
                                                                            Period from
                                                                          August 2, 1993
                                                                           (Commencement
                                                                         of Operations) to
                                           Year Ended August 31,            August 31,
                                       1996        1995        1994            1993
                                     -----------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Expenses                               .51%        .53%        .54%            .54%(1)
                                     -----------------------------------------------------
    Net Investment Income                 1.26%       1.13%        .75%           1.19%(1)
                                     -----------------------------------------------------
Portfolio Turnover Rate                     96%         98%         75%              8%
                                     -----------------------------------------------------
Average Commission Rate Paid           $0.0494          --          --              --
                                     -----------------------------------------------------
Net Assets, End of Year (in
 millions)                            $1,999.6    $1,623.5    $1,340.3        $1,182.1
                                     -----------------------------------------------------

1) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Equity Managers Trust and
Owners of Beneficial Interest of
Neuberger&Berman Manhattan Portfolio

   We have audited the accompanying statement of assets and liabilities of Neuberger&Berman Manhattan Portfolio (the "Portfolio"), including the schedule of investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger&Berman Manhattan Portfolio as of August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
October 4, 1996

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees
Equity Managers Trust and
Owners of Beneficial Interest of
Neuberger&Berman Focus Portfolio
Neuberger&Berman Genesis Portfolio
Neuberger&Berman Guardian Portfolio and
Neuberger&Berman Partners Portfolio

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Neuberger&Berman Focus Portfolio, Neuberger&Berman Genesis Portfolio, Neuberger&Berman Guardian Portfolio, and Neuberger&Berman Partners Portfolio, four of the series comprising Equity Managers Trust (the "Trust"), as of August 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Equity Managers Trust at August 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                      /s/ ERNST & YOUNG LLP
October 3, 1996

OTHER INFORMATION

DIRECTORY                               OFFICERS AND TRUSTEES
INVESTMENT MANAGER, ADMINISTRATOR       Stanley Egener
AND DISTRIBUTOR                         CHAIRMAN OF THE BOARD AND TRUSTEE
Neuberger&Berman Management             Lawrence Zicklin
Incorporated                            PRESIDENT AND TRUSTEE
605 Third Avenue 2nd Floor              Faith Colish
New York, NY 10158-0180                 TRUSTEE
800-877-9700                            Donald M. Cox
Institutional Services 800-366-6264     TRUSTEE
SUB-ADVISER                             Alan R. Gruber
Neuberger&Berman, L.P.                  TRUSTEE
605 Third Avenue                        Howard A. Mileaf
New York, NY 10158-3698                 TRUSTEE
CUSTODIAN AND SHAREHOLDER               Edward I. O'Brien
SERVICING AGENT                         TRUSTEE
State Street Bank and Trust Company     John T. Patterson, Jr.
225 Franklin Street                     TRUSTEE
Boston, MA 02110                        John P. Rosenthal
ADDRESS CORRESPONDENCE TO:              TRUSTEE
Neuberger&Berman Funds                  Cornelius T. Ryan
Institutional Services                  TRUSTEE
605 Third Avenue 2nd Floor              Gustave H. Shubert
New York, NY 10158-0180                 TRUSTEE
LEGAL COUNSEL                           Daniel J. Sullivan
Kirkpatrick & Lockhart LLP              VICE PRESIDENT
1800 Massachusetts Avenue, NW           Michael J. Weiner
2nd Floor                               VICE PRESIDENT
Washington, DC 20036-1800               Richard Russell
INDEPENDENT ACCOUNTANTS/AUDITORS        TREASURER
Coopers & Lybrand L.L.P.                Claudia A. Brandon
One Post Office Square                  SECRETARY
Boston, MA 02109Ernst & Young LLP       Barbara DiGiorgio
200 Clarendon Street                    ASSISTANT TREASURER
Boston, MA 02116                        Celeste Wischerth
                                        ASSISTANT TREASURER
                                        Stacy Cooper-Shugrue
                                        ASSISTANT SECRETARY
                                        C. Carl Randolph
                                        ASSISTANT SECRETARY

Notice to Shareholders (Unaudited)

    For Neuberger&Berman Guardian Trust 63% of the dividends distributed during the fiscal year ended August 31, 1996 qualifies for the dividend received deduction for corporate shareholders. The Fund will notify shareholders in January 1997 of the applicable percentage of qualifying dividends for corporate shareholders for use in preparing 1996 income tax returns.

Neuberger&Berman Management Inc., Neuberger&Berman Focus Trust, Neuberger&Berman Genesis Trust, Neuberger&Berman Guardian Trust, Neuberger&Berman Manhattan Trust, and Neuberger&Berman Partners Trust are registered service marks of Neuberger&Berman Management Inc.
-C- 1996 Neuberger&Berman Management Inc.

NEUBERGER&BERMAN MANAGEMENT INC.

   605 THIRD AVENUE 2ND FLOOR
   NEW YORK, NY 10158-0180
   SHAREHOLDER SERVICES
   800.877.9700
   INSTITUTIONAL SERVICES
   800.366.6264


Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general infor-mation of shareholders and is not an offer of shares of the Funds.
Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

              PRINTED ON RECYCLED PAPER
(recycle logo)                                            NBETAR020896
              WITH SOY BASED INKS